UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-06728

Name of Fund:   BlackRock MuniYield Quality Fund II, Inc. (MQT)

Fund Address:   100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield

Quality Fund II, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2013

Date of reporting period: 04/30/2013

Item 1 – Report to Stockholders

APRIL 30, 2013

ANNUAL REPORT

BlackRock MuniYield Fund, Inc. (MYD)

BlackRock MuniYield Quality Fund, Inc. (MQY)

BlackRock MuniYield Quality Fund II, Inc. (MQT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

2	ANNUAL REPORT	APRIL 30, 2013

Dear Shareholder

About this time one year ago, financial market activity was dominated by concerns about Europe’s debt crisis. Investors were also discouraged by gloomy economic reports from various parts of the world, particularly in China. As the outlook for the global economy worsened, however, investors grew increasingly optimistic that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. In early September, the ECB announced its sovereign bond-buying program designed to support the region’s debt-laden countries. Days later, the US Federal Reserve announced its own much-anticipated stimulus package.

Although financial markets world-wide were buoyed by these aggressive policy actions, risk assets weakened in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings and volatility rose in advance of the US Presidential election. In the post-election environment, investors became more concerned about the “fiscal cliff,” the automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. Ultimately, the worst of the fiscal cliff was averted with a last-minute tax deal, although decisions relating to spending cuts and the debt ceiling were postponed, leaving lingering uncertainty.

Investors shook off the nerve-wracking finale to 2012 and the New Year began with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines out of Europe. Against this backdrop, global equities surged through January while rising US Treasury yields pressured high quality fixed income assets (as prices move in the opposite direction of yields).

However, bond markets regained strength in February (as yields once again dropped) when global economic momentum slowed and investors toned down their risk appetite. International stock markets weakened amid a resurgence of macro risk out of Europe. A stalemate presidential election in Italy was a reminder that political instability continued to plague the eurozone and a severe banking crisis in Cyprus underscored the fragility of the broader European banking system. In the United States, stocks continued to rise, but at a more moderate pace. Investors grew more cautious given uncertainty as to how long the central bank would continue its stimulus programs. How government spending cuts would impact the already slow economic recovery was another concern. But improving labor market data and rising home prices boosted sentiment in March, pushing major US stock indices to all-time highs. Investors scaled back their enthusiasm in April due to a series of disappointing economic reports. On the whole, US stocks have performed well thus far in 2013 as the US economy demonstrated enough resilience to allay fears of recession, but growth has remained slow enough to dissuade the US Federal Reserve from changing its stance.

Despite continued headwinds for global growth, risk assets have rallied, driven largely by investors seeking meaningful yields in the ongoing low-interest-rate environment. For the 6- and 12-month periods ended April 30, 2013, US and international stocks and high yield bonds posted strong gains. Emerging market equities lagged the rally as the uneven pace of global growth raised doubts that developing economies could thrive in the near term. US Treasury yields were highly volatile over the past 12 months, although they continue to remain low from a historical perspective. US Treasury and investment-grade bonds generated modest returns in this environment, while tax-exempt municipal bonds benefited from favorable supply-and-demand dynamics. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Market conditions have improved over the past couple of years, but investors still remain highly uncertain and many of the old ways of investing no longer work. That’s why the new world of investing calls for a new approach. One that seeks out more opportunities in more places across a broader array of investments in a portfolio designed to move freely as the markets move up and down. Visit www.blackrockplan.com to learn more about how to take action.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite continued headwinds for global growth, risk assets have rallied, driven largely by investors seeking meaningful yields in the ongoing low-interest-rate environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	14.42%	16.89%
US small cap equities (Russell 2000® Index)	16.58	17.69
International equities (MSCI Europe, Australasia, Far East Index)	16.90	19.39
Emerging market equities (MSCI Emerging Markets Index)	5.29	3.97
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.06	0.12
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	1.52	5.07
US investment grade bonds (Barclays US Aggregate Bond Index)	0.90	3.68
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.01	5.74
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.26	13.95
Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Municipal Market Overview

For the Reporting Period Ended April 30, 2013

Municipal Bonds Performed Well

Market conditions remained favorable even though supply picked up considerably in the past year. Total new issuance for the 12 months ended April 30, 2013 was $383 billion as compared to $337 billion in the prior 12-month period. However, it is important to note that a significant portion (roughly 60%) of the new supply during the most recent 12-month period was attributable to refinancing activity as issuers took advantage of lower interest rates to reduce their borrowing costs. More recently, municipal issuers have favored the taxable market, where issuance is up 139% year-over-year.

Increased supply was met with strong demand during the period as investors were starved for yield in the low-rate, low-return environment. Investors poured into municipal bond mutual funds, favoring long-duration and high-yield funds as they tend to provide higher levels of income. For the 12 months ended April 30, 2013, municipal bond fund inflows exceeded $39.7 billion (according to the Investment Company Institute).

S&P Municipal Bond Index
Total Returns as of April 30, 2013
6 months: 2.01%
12 months: 5.74%

A Closer Look at Yields

From April 30, 2012 to April 30, 2013, muni yields declined by 41 basis points (“bps”) from 3.25% to 2.84% on AAA-rated 30-year municipal bonds, while falling 18 bps from 1.87% to 1.69% on 10-year bonds and dropping a modest 8 bps from 0.82% to 0.74% on 5-year issues (as measured by Thomson Municipal Market Data). (Bond prices rise as yields fall.) Overall, the municipal yield curve remained relatively steep, but flattened considerably over the 12-month period as the spread between 2- and 30-year maturities tightened by 39 bps and the spread between 2- and 10-year maturities tightened by 16 bps.

During the same time period, US Treasury rates fell by 23 bps on 30-year and 25 bps on 10-year bonds, while moving down 13 bps on 5-year issues. Accordingly, tax-exempt municipal bonds moderately underperformed Treasuries in the 5- and 10-year space, but significantly outperformed Treasury bonds on the long end of the curve. This outperformance was driven largely by a supply/demand imbalance within the municipal market while evidence of a recovering domestic economy coupled with the removal of certain political and tax policy uncertainties pushed interest rates higher. Additionally, as higher US tax rates began to appear imminent late in 2012, municipal bonds benefited from the increased appeal of tax-exempt investing. The municipal market has become an attractive avenue for investors seeking yield in the low-rate, low-return environment as the asset class is known for its lower volatility and preservation of principal with an emphasis on income as tax rates rise.

Financial Conditions of Municipal Issuers Continue to Improve

Austerity and de-leveraging have been the general themes across the country as states seek to balance their budgets, although a small number of states continue to rely on a “kick-the-can” approach to close their budget gaps. Broadly speaking, state governments have demonstrated better fiscal health as their revenues have steadily improved in recent years while they cut more than 700,000 jobs. Many local municipalities, however, continue to face increased health care and pension costs passed down from the state level. BlackRock maintains the view that municipal bond defaults will be minimal and remain in the periphery, and that the overall market is fundamentally sound. We continue to recognize that careful credit research, appropriate structure and security selection remain imperative amid uncertainty in this fragile economic environment.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	ANNUAL REPORT	APRIL 30, 2013

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the yield and net asset value (“NAV”) of their common shares (“Common Shares”). However, these objectives cannot be achieved in all interest rate environments.

To obtain leverage, the Funds issue Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”). Preferred shares pay dividends at prevailing short-term interest rates, and the Funds invest the proceeds in long-term municipal bonds. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by each Fund on its longer-term portfolio investments. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it issues Preferred Shares for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are 3% and long-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Fund pays dividends on the $50 million of Preferred Shares based on the lower short-term interest rates. At the same time, the securities purchased by the Fund with assets received from Preferred Shares issuance earn income based on long-term interest rates. In this case, the dividends paid to holders of Preferred Shares (“Preferred Shareholders”) are significantly lower than the income earned on the Fund’s long-term investments, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Fund pays higher short-term interest rates whereas the Fund’s total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the redemption value of the Funds’ Preferred Shares does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively in addition to the impact on Fund performance from leverage from Preferred Shares discussed above.

The Funds may also leverage their assets through the use of tender option bond trusts (“TOBs”), as described in Note 1 of the Notes to Financial Statements. TOB investments generally will provide the Funds with economic benefits in periods of declining short-term interest rates, but expose the Funds to risks during periods of rising short-term interest rates similar to those associated with Preferred Shares issued by the Funds, as described above. Additionally, fluctuations in the market value of municipal bonds deposited into the TOB trust may adversely affect each Fund’s NAV per share.

The use of leverage may enhance opportunities for increased income to the Funds and Common Shareholders, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Funds’ NAVs, market prices and dividend rates than comparable portfolios without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Funds’ net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, each Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders will be reduced. Each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause a Fund to incur losses. The use of leverage may limit each Fund’s ability to invest in certain types of securities or use certain types of hedging strategies, such as in the case of certain restrictions imposed by rating agencies that rate the Preferred Shares issued by the Funds. Each Fund will incur expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Funds are permitted to issue senior securities in the form of equity securities (e.g., Preferred Shares) up to 50% of their total managed assets (each Fund’s total assets less the sum of its accrued liabilities). In addition, each Fund with VRDP Shares or VMTP Shares limits its economic leverage to 45% of its total managed assets. As of April 30, 2013, the Funds had economic leverage from Preferred Shares and/or TOBs as a percentage of their total managed assets as follows:

Percent of Economic Leverage
MYD	38%
MQY	37%
MQT	38%

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, interest rate and/or other risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	5

Fund Summary as of April 30, 2013	BlackRock MuniYield Fund, Inc.

Fund Overview

BlackRock MuniYield Fund, Inc.’s (MYD) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•	For the 12-month period ended April 30, 2013, the Fund returned 11.73% based on market price and 12.32% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 8.05% based on market price and 10.61% based on NAV. All returns reflect reinvestment of dividends. The Fund’s premium to NAV, which narrowed during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•	During the period, the Fund benefited from its overall long duration bias (greater sensitivity to interest rates) and preference for longer-dated bonds as interest rates declined (bond prices rise when interest rates fall) and the yield curve flattened (long-term rates fell more than short- and intermediate-term rates). The Fund’s allocations to lower-quality investment grade, non-investment grade and non-rated bonds had a positive impact as these segments benefited from the ongoing contraction in credit spreads. Also contributing positively to results were the Fund’s concentrations in the strong-performing health, transportation and corporate sectors. Finally, the Fund’s holdings generated an above-average distribution yield, which in the aggregate, had a meaningful impact on returns.

•	Conversely, the Fund held low exposure to the tobacco sector, which was the strongest-performing sector for the period. A greater commitment to this segment would have benefited the Fund’s performance.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on New York Stock Exchange (“NYSE”)	MYD
Initial Offering Date	November 29, 1991
Yield on Closing Market Price as of April 30, 2013 ($16.24)[1]	6.17%
Tax Equivalent Yield[2]	10.90%
Current Monthly Distribution per Common Share[3]	$0.0835
Current Annualized Distribution per Common Share[3]	$1.0020
Economic Leverage as of April 30, 2013[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]	Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

6	ANNUAL REPORT	APRIL 30, 2013

BlackRock MuniYield Fund, Inc.

Market Price and Net Asset Value

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/13	4/30/12	Change	High	Low
Market Price	$16.24	$15.49	4.84%	$17.90	$15.31
Net Asset Value	$16.01	$15.19	5.40%	$16.53	$15.19

The following charts show the sector allocation, credit quality allocation and call/maturity schedule of the Fund’s long-term investments:

Sector Allocation
	4/30/13	4/30/12
Health	22%	22%
Transportation	21	19
State	13	14
Utilities	12	11
County/City/Special District/School District	11	9
Education	11	11
Corporate	9	11
Tobacco	1	2
Housing	—	1

Credit Quality Allocation[1]
	4/30/13	4/30/12
AAA/Aaa	9%	9%
AA/Aa	43	40
A	29	27
BBB/Baa	9	10
BB/Ba	1	2
B	2	3
CCC/Caa	1	1
Not Rated[2]	6	8

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investor Service (“Moody’s”) ratings.

[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2013 and April 30, 2012, the market value of these securities was $8,883,640, representing 1%, and $3,159,009, representing less than 1%, respectively, of the Fund’s long-term investments.

Call/Maturity Schedule[3]
Calendar Year Ended December 31,
2013	6%
2014	2
2015	5
2016	5
2017	4

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	APRIL 30, 2013	7

Fund Summary as of April 30, 2013	BlackRock MuniYield Quality Fund, Inc.

Fund Overview

BlackRock MuniYield Quality Fund, Inc.’s (MQY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better) or, if unrated, of comparable quality at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•	For the 12-month period ended April 30, 2013, the Fund returned 11.75% based on market price and 9.86% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 8.05% based on market price and 10.61% based on NAV. All returns reflect reinvestment of dividends. The Fund moved from a discount to NAV to a premium by period end, which accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•	The Fund benefited from the accrual of income generated from coupon payments on its fully invested portfolio of tax-exempt municipal bonds. The Fund’s positive performance was also driven by the flattening of the municipal yield curve during the period (long-term municipal rates fell more than short- and intermediate-term rates) as well as the overall decline in tax-exempt interest rates (bond prices rise when interest rates fall) and the tightening of municipal credit spreads. Exposure to zero-coupon municipal bonds boosted results as these types of bonds perform particularly well amid declining interest rates and tightening spreads.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MQY
Initial Offering Date	June 26, 1992
Yield on Closing Market Price as of April 30, 2013 ($16.94)[1]	5.67%
Tax Equivalent Yield[2]	10.02%
Current Monthly Distribution per Common Share[3]	$0.08
Current Annualized Distribution per Common Share[3]	$0.96
Economic Leverage as of April 30, 2013[4]	37%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The distribution rate is not constant and is subject to change.

[4]	Represents VRDP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

8	ANNUAL REPORT	APRIL 30, 2013

BlackRock MuniYield Quality Fund, Inc.

Market Price and Net Asset Value

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/13	4/30/12	Change	High	Low
Market Price	$16.94	$16.05	5.55%	$18.53	$15.46
Net Asset Value	$16.83	$16.22	3.76%	$17.33	$16.22

The following charts show the sector allocation, credit quality allocation and call/maturity schedule of the Fund’s long-term investments:

Sector Allocation

	4/30/13	4/30/12
County/City/Special District/School District	24%	24%
Transportation	21	18
State	19	19
Utilities	16	16
Health	10	11
Education	6	6
Housing	3	4
Corporate	1	2

Credit Quality Allocation[1]

	4/30/13		4/30/12
AAA/Aaa	10%		11%
AA/Aa	61		64
A	27		20
BBB/Baa	1		5
Not Rated	1	[2]	—

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2013, the market value of these securities was $2,950,141, representing less than 1% of the Fund’s long-term investments.

Call/Maturity Schedule[3]

Calendar Year Ended December 31,
2013	2%
2014	8
2015	11
2016	3
2017	12

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	APRIL 30, 2013	9

Fund Summary as of April 30, 2013	BlackRock MuniYield Quality Fund II, Inc.

Fund Overview

BlackRock MuniYield Quality Fund II, Inc.’s (MQT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better) or, if unrated, of comparable quality at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Performance
•	For the 12-month period ended April 30, 2013, the Fund returned 9.55% based on market price and 10.17% based on NAV. For the same period, the closed-end Lipper General & Insured Municipal Debt Funds (Leveraged) category posted an average return of 8.05% based on market price and 10.61% based on NAV. All returns reflect reinvestment of dividends. The Fund’s discount to NAV, which widened during the period, accounts for the difference between performance based on price and performance based on NAV. The following discussion relates to performance based on NAV.

•	The Fund benefited from the accrual of income generated from coupon payments on its fully invested portfolio of tax-exempt municipal bonds. The Fund’s positive performance was also driven by the flattening of the municipal yield curve during the period (long-term municipal rates fell more than short- and intermediate-term rates) as well as the overall decline in tax-exempt interest rates (bond prices rise when interest rates fall) and the tightening of municipal credit spreads. Exposure to zero-coupon municipal bonds boosted results as these types of bonds perform particularly well amid declining interest rates and tightening spreads.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Fund Information

Symbol on NYSE	MQT
Initial Offering Date	August 28, 1992
Yield on Closing Market Price as of April 30, 2013 ($14.41)[1]	5.79%
Tax Equivalent Yield[2]	10.23%
Current Monthly Distribution per Common Share[3]	$0.0695
Current Annualized Distribution per Common Share[3]	$0.8340
Economic Leverage as of April 30, 2013[4]	38%

[1]	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.

[2]	Tax equivalent yield assumes the maximum marginal federal tax rate of 43.4%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

[3]	The Monthly Distribution per Common Share, declared on June 3, 2013, was increased to $0.0705 per share. The Yield on Closing Market Price, Current Monthly Distribution per Common Share and Current Annualized Distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

[4]	Represents VMTP Shares and TOBs as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOBs, minus the sum of accrued liabilities. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging on page 5.

10	ANNUAL REPORT	APRIL 30, 2013

BlackRock MuniYield Quality Fund II, Inc.

Market Price and Net Asset Value

The table below summarizes the changes in the Fund’s market price and NAV per share:

	4/30/13	4/30/12	Change	High	Low
Market Price	$14.41	$13.93	3.45%	$16.14	$13.32
Net Asset Value	$14.68	$14.11	4.04%	$15.10	$14.11

The following charts show the sector allocation, credit quality allocation and call/maturity schedule of the Fund’s long-term investments:

Sector Allocation

	4/30/13	4/30/12
County/City/Special District/School District	28%	28%
Transportation	22	20
State	17	18
Utilities	12	11
Health	11	10
Education	6	6
Housing	3	6
Corporate	1	1

Credit Quality Allocation[1]

	4/30/13		4/30/12
AAA/Aaa	8%		12%
AA/Aa	68		67
A	21		11
BBB/Baa	2		10
Not Rated	1	[2]	—

[1]	Using the higher of S&P’s or Moody’s ratings.

[2]	The investment advisor has deemed certain of these non-rated securities to be of investment grade quality. As of April 30, 2013, the market value of these securities was $2,695,818, representing less than 1% of the Fund’s long-term investments.

Call/Maturity Schedule[3]

Calendar Year Ended December 31,
2013	5%
2014	10
2015	7
2016	5
2017	12

[3]	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.

ANNUAL REPORT	APRIL 30, 2013	11

Schedule of Investments April 30, 2013	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 0.7%
County of Jefferson Alabama, RB, Limited Obligation School, Series A, 5.50%, 1/01/22	$5,250	$5,257,245
Alaska — 1.1%
Northern Tobacco Securitization Corp., Refunding RB, Tobacco Settlement, Asset-Backed, Series A:
4.63%, 6/01/23	2,315	2,322,940
5.00%, 6/01/46	6,450	5,745,983

		8,068,923
Arizona — 5.0%
Maricopa County Arizona IDA, RB, Arizona Charter Schools Project, Series A, 6.75%, 7/01/29	3,300	2,332,275
Phoenix IDA Arizona, Refunding RB, America West Airlines, Inc. Project, AMT:
6.25%, 6/01/19	3,000	3,002,850
6.30%, 4/01/23	5,090	5,108,579
Pima County IDA Arizona, ERB, 6.75%, 7/01/31	455	455,655
Salt Verde Financial Corp., RB, Senior:
5.00%, 12/01/32	7,365	8,358,907
5.00%, 12/01/37	14,190	15,920,470
Vistancia Community Facilities District Arizona, GO, 5.75%, 7/15/24	2,125	2,235,096

		37,413,832
California — 9.3%
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	4,425	5,217,385
Stanford Hospital and Clinics, Series A, 5.00%, 8/15/51	2,400	2,683,344
Sutter Health, Series B, 6.00%, 8/15/42	6,465	7,997,528
California Health Facilities Financing Authority, Refunding RB, Catholic Healthcare West, Series A, 6.00%, 7/01/34	3,155	3,788,556
California Pollution Control Financing Authority, RB:
Poseidon Resources (Channel Side) LP Desalination, AMT, 5.00%, 7/01/37	3,465	3,577,994
Poseidon Resources (Channel Side) LP Desalination, AMT, 5.00%, 11/21/45	3,855	3,954,844
San Diego County Water Authority Desalination Project Pipeline, 5.00%, 11/21/45	2,510	2,594,662
Municipal Bonds	Par (000)	Value
California (concluded)
California State Public Works Board, RB, Various Capital Projects, Sub-Series I-1, 6.38%, 11/01/34	$2,385	$2,960,500
California Statewide Communities Development Authority, RB:
John Muir Health, 5.13%, 7/01/39	4,375	4,783,975
Kaiser Permanente, Series A, 5.00%, 4/01/42	3,835	4,256,850
California Statewide Communities Development Authority, Refunding RB, Episcopal Communities & Services:
5.00%, 5/15/42	845	920,619
5.00%, 5/15/47	735	799,011
City of Los Angeles Department of Airports, Refunding RB, International Airport, Series A, 5.25%, 5/15/39	1,605	1,863,132
State of California, GO:
(AMBAC), 5.00%, 4/01/31	10	10,359
Various Purpose, 6.00%, 3/01/33	5,085	6,257,855
Various Purpose, 6.50%, 4/01/33	14,075	17,602,899

		69,269,513
Colorado — 2.8%
City & County of Denver Colorado Airport System, ARB, Series D, AMT (AMBAC), 7.75%, 11/15/13	1,435	1,492,084
Colorado Health Facilities Authority, Refunding RB, Evangelical Lutheran Good Samaritan Society Project, 5.00%, 12/01/42	3,580	3,836,256
Colorado Housing & Finance Authority, Refunding RB, S/F Program, Senior Series D-2, AMT, 6.90%, 4/01/29	85	86,782
Colorado State Board of Governors, Refunding RB, Series A, State University Enterprise System, 5.00%, 3/01/43	2,405	3,074,816
Plaza Metropolitan District No. 1 Colorado, Tax Allocation Bonds, Public Improvement Fee, 8.00%, 6/01/14 (a)	6,850	7,475,953
University of Colorado, RB, Series A:
5.25%, 6/01/30	2,250	2,633,265
5.38%, 6/01/32	1,250	1,471,775
5.38%, 6/01/38	830	977,259

		21,048,190

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ACA	Assured Capital Access Corp.	HDA	Housing Development Authority
	AGC	Assured Guaranty Corp.	HFA	Housing Finance Agency
	AGM	Assured Guaranty Municipal Corp.	HRB	Housing Revenue Bonds
	AMBAC	American Municipal Bond Assurance Corp.	IDA	Industrial Development Authority
	AMT	Alternative Minimum Tax (subject to)	ISD	Industrial Development Authority
	ARB	Airport Revenue Bonds	LRB	Lease Revenue Bonds
	BHAC	Berkshire Highway Assurance Corp.	M/F	Multi-Family
	CAB	Capital Appreciation Bonds	NPFGC	National Public Finance Guarantee Corp.
	COP	Certificates of Participation	PSF-GTD	Permanent School Fund Guaranteed
	EDA	Economic Development Authority	RB	Revenue Bonds
	EDC	Economic Development Corp.	Radian	Radian Financial Guaranty
	ERB	Education Revenue Bonds	S/F	Single-Family
	GARB	General Airport Revenue Bonds	SO	Special Obligation
	GO	General Obligation Bonds	Syncora	Syncora Guarantee

See Notes to Financial Statements.

12	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Connecticut — 1.5%
Connecticut State Health & Educational Facility Authority, RB, Ascension Health Senior Credit, 5.00%, 11/15/40	$2,770	$3,129,629
Connecticut State Health & Educational Facility Authority, Refunding RB, Wesleyan University:
5.00%, 7/01/35	2,225	2,517,721
5.00%, 7/01/39	5,000	5,602,900

		11,250,250
Delaware — 1.5%
County of Sussex Delaware, RB, NRG Energy, Inc., Indian River Project, 6.00%, 10/01/40	2,305	2,605,618
Delaware State EDA, RB, Exempt Facilities, Indian River Power, 5.38%, 10/01/45	8,275	8,877,586

		11,483,204
District of Columbia — 3.0%
District of Columbia, Tax Allocation Bonds, City Market of Street Project, 5.13%, 6/01/41	4,440	4,826,813
Metropolitan Washington Airports Authority, Refunding RB:
CAB, Second Senior Lien, Series B (AGC), 4.70%, 10/01/31 (b)	8,350	3,548,666
CAB, Second Senior Lien, Series B (AGC), 4.79%, 10/01/32 (b)	15,000	5,982,750
CAB, Second Senior Lien, Series B (AGC), 4.83%, 10/01/33 (b)	13,410	5,061,470
First Senior Lien, Series A, 5.25%, 10/01/44	2,425	2,708,386

		22,128,085
Florida — 7.5%
Broward County Water & Sewer Utility Revenue, Refunding RB, Series A, 5.25%, 10/01/34	2,155	2,481,288
City of Clearwater Florida, RB, Water & Sewer Revenue, Series A, 5.25%, 12/01/39	6,900	7,852,338
County of Miami-Dade Florida, Refunding RB, Miami International Airport, Series A-1, 5.38%, 10/01/41	7,530	8,574,562
Greater Orlando Aviation Authority Florida, RB, Special Purpose, JetBlue Airways Corp., AMT, 6.50%, 11/15/36	2,500	2,518,700
Hillsborough County IDA, RB, National Gypsum Co., AMT:
Series A, 7.13%, 4/01/30	7,500	7,523,700
Series B, 7.13%, 4/01/30	5,000	5,002,600
Mid-Bay Bridge Authority, RB, Series A, 7.25%, 10/01/40	4,615	5,886,802
Midtown Miami Community Development District, Special Assessment Bonds, Series B, 6.50%, 5/01/37	4,980	5,069,242
Santa Rosa Bay Bridge Authority, RB, 6.25%, 7/01/28 (c)(d)	4,385	1,754,003
Tampa-Hillsborough County Expressway Authority, Refunding RB:
Series A, 5.00%, 7/01/37	2,800	3,138,548
Series B, 5.00%, 7/01/42	5,120	5,704,960

		55,506,743
Georgia — 1.3%
DeKalb Private Hospital Authority, Refunding RB, Children’s Healthcare, 5.25%, 11/15/39	1,700	1,936,521
Municipal Bonds	Par (000)	Value
Georgia (concluded)
Metropolitan Atlanta Rapid Transit Authority, RB, Third Series, 5.00%, 7/01/39	$6,945	$8,003,210

		9,939,731
Hawaii — 0.4%
State of Hawaii Harbor System, RB, Series A, 5.25%, 7/01/30	2,760	3,206,099
Idaho — 1.4%
Power County Industrial Development Corp., RB, FMC Corp. Project, AMT, 6.45%, 8/01/32	10,000	10,017,500
Illinois — 11.7%
Bolingbrook Special Service Area No. 1, Special Tax Bonds, Forest City Project, 5.90%, 3/01/27	1,000	936,160
Chicago Illinois Board of Education, GO, Series A, 5.50%, 12/01/39	4,280	4,886,091
Chicago Transit Authority, RB, Sales Tax Receipts Revenue, 5.25%, 12/01/40	2,130	2,436,571
City of Chicago Illinois, GARB, O’Hare International Airport, Third Lien:
Series A, 5.63%, 1/01/35	4,200	4,912,530
Series A, 5.75%, 1/01/39	3,500	4,112,955
Series C (AGM), 6.50%, 1/01/41	11,920	15,440,572
City of Chicago Illinois, GO, Project, Series A:
5.00%, 1/01/33	1,625	1,807,130
5.00%, 1/01/34	7,585	8,423,142
City of Chicago Illinois, Refunding RB, Series A, 5.25%, 1/01/38	1,660	1,909,000
Illinois Finance Authority, Refunding RB:
Ascension Health, Series A, 5.00%, 11/15/37	1,970	2,220,604
Ascension Health, Series A, 5.00%, 11/15/42	3,575	4,001,533
Central Dupage Health, Series B, 5.50%, 11/01/39	3,235	3,732,866
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38 (e)	4,720	5,337,706
Metropolitan Pier & Exposition Authority, Refunding RB, McCormick Place Expansion Project:
CAB, Series B (AGM), 4.97%, 6/15/46 (b)	11,405	2,243,135
CAB, Series B (AGM), 4.98%, 6/15/47 (b)	27,225	5,081,002
Series B (AGM), 5.00%, 6/15/50	6,405	6,915,607
Series B-2, 5.00%, 6/15/50	5,085	5,488,902
Railsplitter Tobacco Settlement Authority, RB:
5.50%, 6/01/23	2,730	3,336,661
6.00%, 6/01/28	2,335	2,851,479
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34	1,275	1,467,474

		87,541,120
Indiana — 4.6%
Carmel Redevelopment Authority, Refunding RB, Series A:
4.00%, 8/01/35	2,305	2,419,512
4.00%, 8/01/38	3,700	3,868,831
Indiana Finance Authority, RB:
Private Activity Ohio River Bridges East End Crossing Project, Series A, 5.00%, 7/01/44	910	965,828

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	13

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Indiana (concluded)
Indiana Finance Authority, RB (concluded):
Private Activity Ohio River Bridges East End Crossing Project, Series A, 5.00%, 7/01/48	$3,015	$3,161,861
Sisters of St. Francis Health, 5.25%, 11/01/39	1,690	1,916,325
Waste Water Utility, First Lien, CWA Authority, Series A, 5.25%, 10/01/38	3,200	3,729,536
Indiana Finance Authority, Refunding RB, Series A:
Community Health Network Project, 5.00%, 5/01/42	3,840	4,247,424
Parkview Health System, 5.75%, 5/01/31	6,645	7,673,579
Indiana Municipal Power Agency, RB, Series B, 6.00%, 1/01/39	2,230	2,649,173
Indianapolis Local Public Improvement Bond Bank, RB, Series A:
5.00%, 1/15/40	2,580	2,905,132
5.00%, 1/15/36	805	915,696

		34,452,897
Iowa — 0.9%
Iowa Finance Authority, RB, Alcoa, Inc. Project, 4.75%, 8/01/42	1,830	1,818,416
Iowa Student Loan Liquidity Corp., Refunding RB, Senior, Series A-1, AMT, 5.15%, 12/01/22	4,165	4,821,946

		6,640,362
Kansas — 1.2%
Kansas Development Finance Authority, Refunding RB:
Adventist Health, 5.75%, 11/15/38	4,380	5,181,890
Sisters of Leavenworth, Series A, 5.00%, 1/01/40	3,365	3,671,114

		8,853,004
Louisiana — 4.6%
East Baton Rouge Sewerage Commission, RB, Series A, 5.25%, 2/01/39	1,610	1,843,015
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Westlake Chemical Corp. Projects, 6.75%, 11/01/32	9,000	10,285,290
New Orleans Aviation Board, RB, Passenger Facility Charge, Series A, 5.25%, 1/01/41	1,260	1,390,082
Port of New Orleans Louisiana, Refunding RB, Continental Grain Co. Project, 6.50%, 1/01/17	13,000	13,032,240
State of Louisiana Gasoline & Fuels Tax Revenue, RB, Second Lien, Series B, 5.00%, 5/01/45	6,610	7,587,289

		34,137,916
Maine — 0.7%
Maine Health & Higher Educational Facilities Authority, RB, Series A, 5.00%, 7/01/39	3,140	3,419,177
Maine State Turnpike Authority, RB, Series A, 5.00%, 7/01/42	1,790	2,058,035

		5,477,212
Maryland — 0.7%
County of Prince George’s Maryland, SO, National Harbor Project, 5.20%, 7/01/34	1,500	1,547,355
Municipal Bonds	Par (000)	Value
Maryland (concluded)
Maryland EDC, RB, Transportation Facilities Project, Series A, 5.75%, 6/01/35	$880	$1,003,578
Maryland EDC, Refunding RB, CNX Marine Terminals, Inc., 5.75%, 9/01/25	1,690	1,887,139
Maryland Industrial Development Financing Authority, RB, Our Lady Of Good Counsel School, Series A, 6.00%, 5/01/35	500	520,630

		4,958,702
Massachusetts — 2.2%
Massachusetts Bay Transportation Authority, Refunding RB, Senior Series A-1, 5.25%, 7/01/29	3,250	4,230,103
Massachusetts Development Finance Agency, RB, Wellesley College, Series J, 5.00%, 7/01/42	3,680	4,272,443
Massachusetts Development Finance Agency, Refunding RB, Seven Hills Foundation & Affiliates (Radian), 5.00%, 9/01/35	3,500	3,512,775
Massachusetts Health & Educational Facilities Authority, Refunding RB, Partners Healthcare, Series J1, 5.00%, 7/01/39	3,640	4,049,973

		16,065,294
Michigan — 4.0%
City of Detroit Michigan Water Supply System, RB, Senior Lien, Series A, 5.25%, 7/01/41	6,250	6,775,937
City of Detroit Michigan Sewage Disposal System, Refunding RB, Senior Lien, Series B (AGM), 7.50%, 7/01/33	1,835	2,273,473
Kalamazoo Hospital Finance Authority, Refunding RB, Bronson Methodist Hospital, 5.50%, 5/15/36	2,795	3,111,646
Michigan State Hospital Finance Authority, Refunding RB, Hospital, Henry Ford Health, 5.75%, 11/15/39	6,085	6,928,746
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital:
8.00%, 9/01/29	2,000	2,534,760
8.25%, 9/01/39	6,365	8,154,647

		29,779,209
Minnesota — 0.1%
City of Minneapolis Minnesota, HRB, Gaar Scott Loft Project, Mandatory Put Bonds, AMT, 5.95%, 5/01/30 (f)	815	817,690
Mississippi — 0.1%
University of Southern Mississippi, RB, Campus Facilities Improvements Project, 5.38%, 9/01/36	280	318,273
Nebraska — 0.4%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3:
5.25%, 9/01/37	1,670	1,866,960
5.00%, 9/01/42	925	1,000,406

		2,867,366
New Jersey — 2.7%
New Jersey EDA, RB:
First Mortgage, Lions Gate Project, Series A, 5.25%, 1/01/25	710	719,677
First Mortgage, Lions Gate Project, Series A, 5.88%, 1/01/37	230	231,794

See Notes to Financial Statements.

14	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey EDA, RB (concluded):
Kapkowski Road Landfill Project, Series B, AMT, 6.50%, 4/01/31	$2,500	$2,965,350
Continental Airlines, Inc. Project, AMT, 5.25%, 9/15/29	975	1,024,316
New Jersey EDA, Refunding RB, Cigarette Tax, 5.00%, 6/15/25	1,035	1,195,725
New Jersey State Turnpike Authority, RB, Series A:
5.00%, 1/01/38	1,355	1,518,833
5.00%, 1/01/43	2,085	2,321,481
New Jersey Transportation Trust Fund Authority, RB:
CAB, Series C (AMBAC), 4.63%, 12/15/35 (b)	8,110	2,879,131
Series A, 5.50%, 6/15/41	3,630	4,254,215
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 6.00%, 12/01/42	1,485	1,738,727
Tobacco Settlement Financing Corp. New Jersey, Refunding RB, Senior, Series 1A, 4.63%, 6/01/26	1,490	1,445,240

		20,294,489
New York — 3.2%
Dutchess County Industrial Development Agency New York, Refunding RB, St. Francis Hospital, Series A, 7.50%, 3/01/29	2,000	2,046,280
Metropolitan Transportation Authority, Refunding RB:
Series B, 5.00%, 11/15/34	4,910	5,526,548
Transportation, Series D, 5.25%, 11/15/40	2,465	2,788,852
New York City Industrial Development Agency, RB, British Airways Plc Project, AMT, 7.63%, 12/01/32	1,250	1,274,975
New York Liberty Development Corp., Refunding RB, Second Priority, Bank of America Tower at One Bryant Park Project, 6.38%, 7/15/49	2,480	2,965,063
New York State Thruway Authority, Refunding RB, Series I, 5.00%, 1/01/42	3,590	4,009,420
Oneida County Industrial Development Agency, RB, Hamilton College Civic Facility, 5.00%, 9/15/26	1,990	2,260,461
Port Authority of New York & New Jersey, RB, JFK International Air Terminal, 6.00%, 12/01/36	2,625	3,081,750

		23,953,349
North Carolina — 2.2%
North Carolina Capital Facilities Finance Agency, Refunding RB, Duke Energy Carolinas, Series B, 4.63%, 11/01/40	7,350	7,931,752
North Carolina Medical Care Commission, RB, Duke University Health System, Series A, 5.00%, 6/01/42	2,805	3,129,034
North Carolina Medical Care Commission, Refunding RB, First Mortgage, Presbyterian Homes, 5.40%, 10/01/27	5,000	5,207,700

		16,268,486
Ohio — 0.9%
County of Hamilton Ohio, RB, Christ Hospital Project, 5.00%, 6/01/42	3,205	3,434,414
County of Montgomery Ohio, Refunding RB, Catholic Healthcare, Series A, 5.00%, 5/01/39	2,840	3,135,190

		6,569,604
Municipal Bonds	Par (000)	Value
Oregon — 0.1%
City of Tigard Washington County Oregon, Refunding RB, Water System, 5.00%, 8/01/37	$510	$590,070
Pennsylvania — 2.0%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 5/01/42	5,250	5,606,790
Pennsylvania Economic Development Financing Authority, RB:
Aqua Pennsylvania, Inc. Project, 5.00%, 11/15/40	3,805	4,244,364
National Gypsum Co., Series A, AMT, 6.25%, 11/01/27	2,000	1,999,880
Pennsylvania Higher Educational Facilities Authority, RB, Shippensburg University Student Services, 5.00%, 10/01/44	1,890	2,043,222
Philadelphia Authority for Industrial Development, RB, Commercial Development, AMT, 7.75%, 12/01/17	1,265	1,266,948

		15,161,204
Puerto Rico — 4.6%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A, 6.50%, 8/01/44	10,120	11,476,687
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (AMBAC), 5.75%, 8/01/47 (b)	14,900	2,137,107
CAB, Series C, 5.54%, 8/01/39 (b)	22,915	5,458,353
First Sub-Series C, 5.25%, 8/01/41	9,000	9,367,920
Puerto Rico Sales Tax Financing Corp., Refunding RB, CAB, First Sub-Series C, 5.84%, 8/01/38 (b)	23,695	5,537,996

		33,978,063
Rhode Island — 0.5%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 7/15/35	4,240	3,674,342
South Carolina — 1.0%
South Carolina State Ports Authority, RB, 5.25%, 7/01/40	6,695	7,544,930
South Dakota — 0.3%
South Dakota Health and Educational Facilities Authority, RB, Sanford, Series E, 5.00%, 11/01/42	2,175	2,408,987
Tennessee — 1.2%
Hardeman County Correctional Facilities Corp. Tennessee, RB, 7.75%, 8/01/17	2,470	2,470,691
Metropolitan Gov’t Nashville & Davidson County Health & Education Facilities Board, Refunding RB, Vanderbilt University, Series D, 3.25%, 10/01/37	6,520	6,299,559
Rutherford County Health & Educational Facilities Board, RB, Ascension Health, Series C, 5.00%, 11/15/47	430	487,100

		9,257,350

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	15

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Texas — 13.0%
Central Texas Regional Mobility Authority, Refunding RB:
5.00%, 1/01/33 (e)	$205	$225,961
5.00%, 1/01/33 (e)	725	768,884
5.00%, 1/01/42 (e)	645	671,045
5.00%, 1/01/43 (e)	380	410,202
Senior Lien, 6.25%, 1/01/46	4,365	5,156,374
City of Dallas Texas Waterworks & Sewer System, Refunding RB, Waterworks & Sewer System, 5.00%, 10/01/35	3,060	3,505,903
City of Houston Texas, RB, Special Facilities, Continental Airlines, Series E, AMT:
7.38%, 7/01/22	3,500	3,514,315
7.00%, 7/01/29	3,000	3,013,800
City of Houston Texas Airport System, Refunding RB, Senior Lien, Series A, 5.50%, 7/01/39	3,100	3,574,300
Dallas/Fort Worth International Airport, Refunding RB, Series E, AMT, 5.00%, 11/01/35	3,665	3,912,351
Fort Bend County Industrial Development Corp., RB, NRG Energy Inc., Series B, 4.75%, 11/01/42	2,995	3,015,516
La Vernia Higher Education Finance Corp., RB, KIPP, Inc., Series A, 6.38%, 8/15/44	1,000	1,169,030
Matagorda County Navigation District No. 1 Texas, Refunding RB, Central Power & Light Co. Project, Series A, 6.30%, 11/01/29	4,320	5,095,138
North Texas Tollway Authority, RB, CAB, Special Projects System, Series B, 5.06%, 9/01/37 (b)	4,110	1,218,738
North Texas Tollway Authority, Refunding RB, Toll, Second Tier, Series F, 6.13%, 1/01/31	12,140	13,404,988
San Antonio Energy Acquisition Public Facility Corp., RB, Gas Supply, 5.50%, 8/01/25	6,365	7,659,514
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Scott & White Healthcare, 5.00%, 8/15/43	730	812,556
Texas Municipal Gas Acquisition & Supply Corp. III, RB, Gas Supply, 5.00%, 12/15/29	1,955	2,118,145
Texas Private Activity Bond Surface Transportation Corp., RB, Senior Lien:
LBJ Infrastructure Group LLC, LBJ Freeway Managed Lanes Project, 7.00%, 6/30/40	7,000	8,565,480
NTE Mobility Partners LLC, North Tarrant Express Managed Lanes Project, 6.88%, 12/31/39	6,655	8,001,706
Texas State Public Finance Authority, Refunding ERB, KIPP, Inc., Series A (ACA), 5.00%, 2/15/36	1,000	1,016,280
Texas State Turnpike Authority, RB, CAB (AMBAC), 6.02%, 8/15/35 (b)	15,000	4,001,400
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, First Tier, Series A, 5.00%, 8/15/41	2,445	2,664,757
University of Texas System, Refunding RB:
Financing System, Series A, 5.00%, 8/15/22	5,000	6,435,100
Series B, 5.00%, 8/15/43	6,240	7,289,318

		97,220,801
Utah — 0.6%
County of Utah, RB, IHC Health Services Inc., 5.00%, 5/15/43	4,090	4,611,393
Virginia — 2.0%
James City County EDA, Refunding RB, First Mortgage, Williamsburg Lodge, Series A:
5.35%, 9/01/26	$1,500	$1,523,625
5.50%, 9/01/34	2,000	2,020,760
Virginia Small Business Financing Authority, RB, Senior Lien, Elizabeth River Crossings OPCP LLC Project, AMT:
5.25%, 1/01/32	3,270	3,596,804
6.00%, 1/01/37	3,715	4,277,005
5.50%, 1/01/42	2,335	2,541,647
Winchester IDA Virginia, RB, Westminster-Canterbury, Series A, 5.20%, 1/01/27	1,000	1,023,000

		14,982,841
Washington — 1.4%
Vancouver Housing Authority Washington, HRB, Teal Pointe Apartments Project, AMT:
6.00%, 9/01/22	945	945,321
6.20%, 9/01/32	1,250	1,250,175
Washington Health Care Facilities Authority, RB, Swedish Health Services, Series A, 6.75%, 5/15/21 (a)	4,045	5,665,144
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series A, 5.00%, 10/01/42	2,055	2,312,779

		10,173,419
Wisconsin — 4.1%
State of Wisconsin, Refunding RB, Series A, 6.00%, 5/01/36	14,300	17,277,546
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/33	4,970	5,639,061
WPPI Energy, Refunding RB, Power Supply System, Series A:
5.00%, 7/01/29	765	891,646
5.00%, 7/01/30	970	1,125,074
5.00%, 7/01/31	2,105	2,435,569
5.00%, 7/01/37	2,560	2,897,792

		30,266,688
Wyoming — 1.0%
County of Sweetwater Wyoming, Refunding RB, Idaho Power Co. Project, 5.25%, 7/15/26	6,195	7,017,077
Wyoming Municipal Power Agency, RB, Series A, 5.00%, 1/01/42	595	644,962

		7,662,039
Total Municipal Bonds — 107.5%		801,116,415

Municipal Bonds Transferred to Tender Option Bond Trusts (g)
Alabama — 0.7%
Alabama Special Care Facilities Financing Authority-Birmingham, Refunding RB, Ascension Health Senior Credit, Series C-2, 5.00%, 11/15/36	4,538	5,015,726

See Notes to Financial Statements.

16	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Arizona — 0.7%
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	$4,910	$5,544,281
California — 7.6%
Bay Area Toll Authority, Refunding RB, San Francisco Bay Area, Series F-1, 5.63%, 4/01/44	6,581	7,604,032
California Educational Facilities Authority, RB, University of Southern California, Series B, 5.25%, 10/01/39 (h)	5,310	6,169,848
City of Los Angeles California Department of Airports, Refunding RB, Senior, Los Angeles International Airport, Series A, 5.00%, 5/15/40	11,960	13,508,402
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	4,650	5,238,504
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	2,154	2,578,567
San Francisco City & County Public Utilities Commission, RB, Series B, 5.00%, 11/01/39	19,080	21,638,819

		56,738,172
Colorado — 2.5%
Colorado Health Facilities Authority, RB (AGM):
Catholic Health (AGM), Series C-3, 5.10%, 10/01/41	7,490	8,255,104
Catholic Health, Series C-7, 5.00%, 9/01/36	4,800	5,224,560
Colorado Health Facilities Authority, Refunding RB, Catholic Health, Series A, 5.50%, 7/01/34 (h)	4,299	5,015,926

		18,495,590
Connecticut — 2.8%
Connecticut State Health & Educational Facility Authority, RB, Yale University:
Series T-1, 4.70%, 7/01/29	9,117	10,262,399
Series X-3, 4.85%, 7/01/37	9,266	10,378,740

		20,641,139
Florida — 1.7%
County of Miami-Dade Florida, RB, Water & Sewer System, 5.00%, 10/01/34	11,448	12,928,550
Georgia — 1.0%
Private Colleges & Universities Authority, Refunding RB, Emory University, Series C, 5.00%, 9/01/38	6,398	7,275,619
Illinois — 0.9%
City of Chicago Illinois Waterworks, Refunding RB, Second Lien, 5.00%, 11/01/42	6,037	6,837,197
Maryland — 1.3%
Maryland Health & Higher Educational Facilities Authority, RB, Ascension Health, Series B, 5.00%, 11/15/51	8,480	9,484,880
Massachusetts — 1.4%
Massachusetts School Building Authority, RB, Sale Tax, Senior Series B, 5.00%, 10/15/41	9,200	10,617,444
Michigan — 0.9%
Detroit Water and Sewerage Department, Refunding RB, Senior Lien, Series A:
5.00%, 7/01/32	3,175	3,467,506
5.25%, 7/01/39	2,749	2,999,225

		6,466,731
Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
New Hampshire — 0.6%
New Hampshire Health & Education Facilities Authority, RB, Dartmouth College, 5.25%, 6/01/39 (h)	$4,048	$4,737,676
New Jersey — 0.8%
New Jersey Transportation Trust Fund Authority, RB, Series B, 5.25%, 6/15/36 (h)	5,000	5,712,700
New York — 9.6%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	3,260	3,870,094
New York City Municipal Water Finance Authority, Refunding RB, Water & Sewer System, Series FF-2, 5.50%, 6/15/40	3,194	3,769,917
New York City Transitional Finance Authority, RB, Future Tax Secured Revenue, Sub-Series E-1, 5.00%, 2/01/42	4,979	5,674,502
New York Liberty Development Corp., RB, 1 World Trade Center Port Authority Construction, 5.25%, 12/15/43	21,629	24,842,149
New York Liberty Development Corp., Refunding RB, 4 World Trade Center Project, 4 World Trade Center Project, 5.75%, 11/15/51	13,080	15,512,357
New York State Dormitory Authority, ERB, Series F, 5.00%, 3/15/35	16,723	17,903,505

		71,572,524
North Carolina — 3.3%
North Carolina Capital Facilities Finance Agency, Refunding RB:
Duke University Project, Series A, 5.00%, 10/01/41	18,897	20,935,672
Wake Forest University, 5.00%, 1/01/38	3,120	3,508,752

		24,444,424
Ohio — 4.3%
State of Ohio, Refunding RB, Cleveland Clinic Health, Series A, 5.50%, 1/01/39	27,896	32,260,751
South Carolina — 2.6%
Charleston Educational Excellence Finance Corp., RB, Charleston County School (AGC) (a):
5.25%, 12/01/15	7,795	8,755,890
5.25%, 12/01/15	6,920	7,773,028
5.25%, 12/01/15	2,510	2,819,408

		19,348,326
Tennessee — 1.6%
Shelby County Health Educational & Housing Facilities Board, Refunding RB, St. Jude’s Children’s Research Hospital, 5.00%, 7/01/31	11,240	12,268,460
Texas — 1.1%
Harris County Texas Metropolitan Transit Authority, Refunding RB, Series A, 5.00%, 11/01/41	6,920	7,862,919
Utah — 1.1%
City of Riverton Utah Hospital, RB, IHC Health Services, Inc., 5.00%, 8/15/41	7,303	8,212,378
Virginia — 3.5%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	6,266	7,218,877

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	17

Schedule of Investments (continued)	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Virginia (concluded)
University of Virginia, Refunding RB, General, 5.00%, 6/01/40	$10,618	$12,144,232
Virginia Small Business Financing Authority, Refunding RB, Sentara Healthcare, 5.00%, 11/01/40	6,075	6,739,946

		26,103,055
Washington — 0.8%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	5,384	6,077,827
Wisconsin — 1.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., 5.25%, 4/01/39 (h)	11,458	12,714,566
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 52.5%		391,360,935
Total Long-Term Investments (Cost — $1,072,670,397) — 160.0%		1,192,477,350
Short-Term Securities	Shares	Value
Money Market Funds — 0.8%
FFI Institutional Tax-Exempt Fund, 0.03% (i)(j)	6,265,241	$6,265,241
Total Short-Term Securities (Cost — $6,265,241) — 0.8%		6,265,241
Total Investments (Cost — $1,078,935,638) — 160.8%		1,198,742,591
Other Assets Less Liabilities — 0.8%		6,291,698
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (27.9)%		(208,058,936)
VRDP Shares, at Liquidation Value — (33.7)%		(251,400,000)

Net Assets Applicable to Common Shares — 100.0%		$745,575,353

Notes to Schedule of Investments

(a)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	Issuer filed for bankruptcy and/or is in default of principal and/or interest payments.

(d)	Non-income producing security.

(e)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
JPMorgan Chase & Co.	$7,413,798	$89,371

(f)	Variable rate security. Rate shown is as of report date.

(g)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from October 1, 2016 to June 15, 2019, is $18,682,335.

(i)	Investments in issuers considered to be an affiliate of the Fund during the year ended April 30, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2012	Net Activity	Shares Held at April 30, 2013	Income
FFI Institutional Tax-Exempt Fund	152,651	6,112,590	6,265,241	$3,002

(j)	Represents the current yield as of report date.
•	Financial futures contracts as of April 30, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(622)	10-Year US Treasury Note	Chicago Board of Trade	June 2013	$82,949,531	$(1,256,909)

See Notes to Financial Statements.

18	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (concluded)	BlackRock MuniYield Fund, Inc. (MYD)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$1,192,477,350	—	$1,192,477,350
Short-Term Securities	$6,265,241	—	—	6,265,241

Total	$6,265,241	$1,192,477,350	—	$1,198,742,591

[1]	See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(1,256,909)	—	—	$(1,256,909)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of April 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$3,790,419	—	—	$3,790,419
Cash pledged for financial futures contracts	803,000	_	_	803,000
Liabilities:
TOB trust certificates	—	$(207,943,377)	—	(207,943,377)
VRDP Shares	—	(251,400,000)	—	(251,400,000)

Total	$4,593,419	$(459,343,377)	—	$(454,749,958)

There were no transfers between levels during the year ended April 30, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	19

Schedule of Investments April 30, 2013	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 2.2%
City of Birmingham Alabama, GO, CAB Convertible, Series A, 4.55%, 3/01/43 (a)	$955	$866,863
County of Jefferson Alabama, RB, Series A, 4.75%, 1/01/25	3,000	2,863,830
University of Alabama, RB, Series A (NPFGC), 5.00%, 7/01/14 (b)	7,125	7,434,154

		11,164,847
Alaska — 1.6%
Alaska Housing Finance Corp., RB, General Housing, Series B (NPFGC), 5.25%, 12/01/30	600	623,502
Alaska Housing Finance Corp., Refunding RB, Series A, 4.13%, 12/01/37	810	837,856
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	1,400	1,635,970
Borough of Matanuska-Susitna Alaska, RB, Goose Creek Correctional Center (AGC), 6.00%, 9/01/32	4,425	5,372,437

		8,469,765
Arizona — 0.8%
Greater Arizona Development Authority, RB, Series B (NPFGC), 5.00%, 8/01/35	1,600	1,711,152
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,850	2,105,633
5.25%, 10/01/28	250	287,655

		4,104,440
Arkansas — 0.3%
Arkansas Development Finance Authority, RB, Arkansas Cancer Research Center Project (AMBAC), 4.89%, 7/01/46 (c)	7,000	1,407,980

California — 19.5%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.45%, 10/01/25	4,150	4,637,002
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC) (c):
4.89%, 8/01/37	3,250	1,006,135
4.91%, 8/01/38	7,405	2,174,774
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	775	913,779
Sutter Health, Sutter Health, Series A, 5.00%, 8/15/52	1,910	2,083,199
Sutter Health, Sutter Health, Series B, 5.88%, 8/15/31	1,500	1,831,440
California State Public Works Board, LRB, Various Judicial Council Projects, Series A, 5.00%, 3/01/38	955	1,052,391
California Statewide Communities Development Authority, RB, Kaiser Permanente, Series A, 5.00%, 4/01/42	2,000	2,220,000
Carlsbad Unified School District, GO, Election of 2006, Series B, 4.81%, 5/01/34 (a)	5,000	4,274,250
City of San Jose California, Refunding ARB, AMT:
Series A (AMBAC), 5.50%, 3/01/32	5,100	5,708,481
Series A-1, 5.75%, 3/01/34	1,150	1,327,641
Municipal Bonds	Par (000)	Value
California (continued)
Coast Community College District California, GO, CAB, Election of 2002, Series C (AGM), 4.27%, 8/01/31 (a)	$2,800	$3,040,912
El Monte Union High School District California, GO, Election of 2002, Series C (AGM), 5.25%, 6/01/28	6,110	6,867,273
Grossmont Union High School District, GO, CAB, 4.42%, 8/01/31 (c)	5,000	2,251,150
Grossmont-Cuyamaca Community College District Califorinia, GO, Refunding, CAB, Election of 2002, Series C (AGC), 4.29%, 8/01/30 (c)	10,030	4,822,324
Hartnell Community College District California, GO, CAB, Election of 2002, Series D, 4.94%, 8/01/34 (a)	4,125	3,142,508
Los Angeles Community College District California, GO, Election of 2001, Series A (NPFGC), 5.00%, 8/01/32	770	867,451
Metropolitan Water District of Southern California, RB, Series B-1 (NPFGC) (b):
5.00%, 10/01/13	3,465	3,534,681
5.00%, 10/01/13	2,035	2,075,924
Orange County Sanitation District, COP:
(NPFGC), 5.00%, 8/01/13 (b)	1,500	1,517,625
Series B (AGM), 5.00%, 2/01/30	3,500	3,899,385
Series B (AGM), 5.00%, 2/01/31	1,200	1,334,628
Poway Unified School District, GO, Refunding, CAB, School Facilities Improvement, Election of 2007-1, 4.69%, 8/01/36 (c)	5,000	1,701,450
Rio Hondo Community College District California, GO, CAB, Election of 2004, Series C, 4.61%, 8/01/37 (c)	4,005	1,325,535
San Bernardino Community College District California, GO, CAB, Election of 2008, Series B, 4.75% 8/01/34 (a)	10,000	8,830,700
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/38	3,000	3,394,440
San Diego Unified School District California, GO, CAB, Election of 2008, Series C, 4.54%, 7/01/38 (c)	2,200	710,600
San Diego Unified School District California, GO, Refunding, CAB, Series R-1, 4.35%, 7/01/31 (c)	1,725	789,257
San Joaquin County Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	900	1,112,040
San Jose Unified School District Santa Clara County California, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/15 (b)	2,825	3,118,376
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	900	1,020,834
5.00%, 8/01/38	760	855,562
State of California, GO:
5.50%, 4/01/28	5	5,215
Various Purpose, 5.50%, 3/01/40	2,000	2,343,280
Various Purpose, 5.00%, 4/01/42	1,500	1,675,935
State of California, GO, Refunding:
5.00%, 2/01/38	2,000	2,240,400
Various Purpose, 5.00%, 9/01/41	2,300	2,556,266
Various Purpose, 5.00%, 10/01/41	1,300	1,446,120

See Notes to Financial Statements.

20	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
California (concluded)
Ventura County Community College District, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/30	$1,825	$1,977,096
Yosemite Community College District, GO, CAB, Election of 2004, Series D, 4.71%, 8/01/36 (c)	15,000	5,078,850

		100,764,909
Colorado — 0.4%
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	1,885	2,143,679
Florida — 9.2%
City of Jacksonville Florida, Refunding RB, Series A, 5.00%, 10/01/30	380	442,970
County of Duval Florida School Board, COP, Master Lease Program (AGM), 5.00%, 7/01/33	4,765	5,305,732
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	1,280	1,499,085
5.38%, 10/01/32	1,700	1,895,857
County of Miami-Dade Florida, GO, Building Better Communities Program, Series B, 6.38%, 7/01/28	3,300	3,993,891
County of Miami-Dade Florida, Refunding ARB, Series A, 5.50%, 10/01/36	6,490	7,537,681
County of Miami-Dade Florida, Refunding RB:
Miami International Airport, AMT (AGC), 5.00%, 10/01/40	8,200	8,855,426
Subordinate Special Obligation, Series B, 4.00%, 10/01/37	2,500	2,548,825
Subordinate Special Obligation, Series B, 5.00%, 10/01/37	955	1,066,640
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT:
5.13%, 6/01/27	1,395	1,627,114
5.38%, 10/01/29	1,900	2,234,989
Florida State Department of Environmental Protection, RB, Series B (NPFGC), 5.00%, 7/01/27	1,350	1,537,299
Highlands County Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	1,250	1,494,162
Hillsborough County Aviation Authority Florida, RB, Series A, AMT (AGC), 5.38%, 10/01/33	2,700	3,065,445
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	375	415,125
South Florida Water Management District, COP:
(AGC), 5.00%, 10/01/22	700	793,499
(AMBAC), 5.00%, 10/01/36	1,500	1,651,785
Tampa-Hillsborough County Expressway Authority, Refunding RB, Series A, 5.00%, 7/01/37	1,210	1,356,301

		47,321,826
Georgia — 2.7%
Augusta Georgia, Water & Sewerage, RB, (AGM), 5.25%, 10/01/34	5,000	5,299,450
Burke County Development Authority, Refunding RB, Oglethorpe Power, Vogtle Project, Series C, 5.70%, 1/01/43	3,150	3,486,010
City of Atlanta Georiga, Refunding GARB, Subordinate Lien, Series C (AGM), 5.00%, 1/01/33	5,000	5,222,900

		14,008,360
Municipal Bonds	Par (000)	Value
Illinois — 18.3%
Chicago Illinois Board of Education, GO, Series A, 5.50%, 12/01/39	$3,180	$3,630,320
Chicago Illinois Board of Education, GO, Refunding, Chicago School Reform Board, Series A (NPFGC), 5.50%, 12/01/26	2,000	2,496,640
Chicago Illinois Transit Authority, RB, Sales Tax Receipts, 5.25%, 12/01/36	840	963,606
City of Chicago Illinois, GARB, O’Hare International Airport, Third Lien,:
Series A, 5.75%, 1/01/39	5,500	6,463,215
Series B-2 AMT (AGM), 5.75%, 1/01/23	3,400	3,512,336
Series B-2 AMT (AGM), 5.75%, 1/01/24	4,000	4,129,400
Series B-2 AMT (Syncora), 6.00%, 1/01/29	3,300	3,401,178
City of Chicago Illinois, GO:
CAB, City Colleges (NPFGC), 4.42%, 1/01/31 (c)	13,000	6,004,180
Harbor Facilities, Series C, 5.25%, 1/01/40	750	855,435
City of Chicago Illinois, Refunding GARB, Third Lien, Series A-2, AMT (AGM), 5.75%, 1/01/21	2,665	2,756,729
City of Chicago Illinois, Refunding RB:
O’Hare International Airport Passenger Facility Charge, Series B, AMT, 5.00%, 1/01/31	7,500	8,222,925
Waterworks Revenue, Second Lien, Series A (AMBAC), 5.00%, 11/01/36	1,500	1,655,685
Cook County Forest Preserve District, GO, Series C, 5.00%, 12/15/37	440	502,977
Cook County Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	380	432,778
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	850	1,009,443
Illinois HDA, RB, Housing Bonds, Liberty Arms Senior Apartments, Series D, AMT (AMBAC), 4.88%, 7/01/47	2,770	2,807,645
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	26,525	28,880,685
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38 (d)	2,870	3,245,597
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC), 4.34%, 6/15/30 (c)	15,000	7,190,550
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 4.95%, 6/15/44 (c)	4,625	1,009,591
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	900	1,099,071
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 6/01/33	3,200	4,193,952

		94,463,938
Indiana — 1.9%
Indiana Finance Authority, RB:
First Lien, CWA Authority, Series A, 5.25%, 10/01/38	1,400	1,631,672
Private Activity, Ohio River Bridges East End Crossing Project, Series A, AMT, 5.00%, 7/01/40	1,190	1,268,064
Private Activity, Ohio River Bridges East End Crossing Project, Series A, AMT, 5.00%, 7/01/44	690	732,331
Indiana Municipal Power Agency, RB:
Series A (NPFGC), 5.00%, 1/01/37	1,150	1,263,321
Series B, 5.75%, 1/01/34	550	567,380

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	21

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Indiana (concluded)
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/38	$1,300	$1,479,244
(AGC), 5.25%, 1/01/29	2,350	2,643,233

		9,585,245
Iowa — 3.6%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	7,700	8,723,253
Iowa Student Loan Liquidity Corp., RB, Senior, Series A-2, AMT:
5.60%, 12/01/26	2,360	2,706,330
5.70%, 12/01/27	2,360	2,711,074
5.80%, 12/01/29	1,595	1,825,302
5.85%, 12/01/30	2,150	2,457,127

		18,423,086
Louisiana — 0.8%
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,800	2,118,924
Parish of St. Charles Louisiana Gulf Opportunity Zone, RB, Valero Energy Corp. Project, 4.00%, 12/01/40 (e)	1,000	1,104,110
Parish of St. John the Baptist Louisiana, RB, Marathon Oil Corp., Series A, 5.13%, 6/01/37	1,000	1,060,560

		4,283,594
Maine — 0.1%
Maine State Housing Authority, Refunding RB, Series B-1, AMT, 4.25%, 11/15/27	455	476,822
Massachusetts — 2.1%
Massachusetts HFA, RB, S/F Housing, AMT:
Series 128 (AGM), 4.88%, 12/01/38 (e)	1,325	1,366,009
Series 124, 5.00%, 12/01/31	2,495	2,572,345
Massachusetts HFA, Refunding RB, Series C, AMT:
5.00%, 12/01/30	3,000	3,225,570
5.35%, 12/01/42	1,525	1,647,640
Massachusetts Water Resources Authority, Refunding RB, General, Series A (NPFGC), 5.00%, 8/01/34	1,800	2,053,926

		10,865,490
Michigan — 6.3%
City of Detroit Michigan, Refunding RB, Second Lien:
Series D (NPFGC), 5.00%, 7/01/33	1,000	1,016,330
Series E (BHAC), 5.75%, 7/01/31	8,300	9,513,543
Lansing Board of Water & Light Utilities System, RB, Series A, 5.50%, 7/01/41	2,500	2,957,700
Michigan State Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/36	1,200	1,387,248
Series I-A, 5.38%, 10/15/41	1,000	1,151,250
Series II-A (AGM), 5.25%, 10/15/36	4,270	4,917,545
Michigan State HDA, RB, Series C, AMT, 5.50%, 12/01/28	1,375	1,492,288
Michigan Strategic Fund, Refunding RB, Detroit Edison Co. Project, Series A, AMT (Syncora), 5.50%, 6/01/30	1,700	1,713,974
Royal Oak Hospital Finance Authority Michigan, Refunding RB, William Beaumont Hospital, 8.25%, 9/01/39	3,510	4,496,907
Municipal Bonds	Par (000)	Value
Michigan (concluded)
State of Michigan, RB, GAB (AGM), 5.25%, 9/15/26	$3,350	$3,920,404

		32,567,189
Minnesota — 0.6%
City of Minneapolis Minnesota, Refunding RB, Fairview Health Services, Series B (AGC), 6.50%, 11/15/38	2,700	3,306,150
Mississippi — 0.2%
Medical Center Educational Building Corp., RB, University of Mississippi Medical Center Facilities, Expansion & Renovation Project, Series A, 5.00%, 6/01/41	1,000	1,137,540
Missouri — 0.7%
Missouri State Health & Educational Facilities Authority, Refunding RB, Coxhealth, Series A, 5.00%, 11/15/44	3,420	3,739,462
Nebraska — 0.2%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	1,000	1,117,940
Nevada — 2.9%
City of Carson City Nevada, RB, Carson-Tahoe Hospital Project, Series A (Radian), 5.50%, 9/01/13 (b)	2,900	2,950,141
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/34	1,150	1,342,602
County of Clark Nevada, ARB, Subordinate Lien, Series A-2 (NPFGC):
5.00%, 7/01/30	1,000	1,040,880
5.00%, 7/01/36	9,350	9,733,350

		15,066,973
New Jersey — 4.4%
New Jersey EDA, RB:
Cigarette Tax (Radian), 5.50%, 6/15/14 (b)	1,285	1,360,172
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/31	12,375	12,971,475
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	800	919,880
5.75%, 12/01/27	375	429,956
5.75%, 12/01/28	400	454,476
5.88%, 12/01/33	1,980	2,242,093
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	1,655	1,695,796
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (NPFGC), 5.75%, 6/15/25	2,000	2,608,240

		22,682,088
New York — 2.5%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	1,000	1,187,250
New York HFA, RB, Affordable Housing, Series B, 5.30%, 11/01/37	3,350	3,542,190
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	2,000	2,405,120

See Notes to Financial Statements.

22	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
New York (concluded)
New York State Thruway Authority, Refunding RB, Series I, 5.00%, 1/01/37	$2,815	$3,175,404
Port Authority of New York & New Jersey, Refunding RB, Consolidated Bonds, Series 172, AMT, 4.50%, 4/01/37	2,270	2,455,232

		12,765,196
Ohio — 0.4%
County of Allen Ohio, Refunding RB, Hospital Facilities, Catholic Health Partners, Series A, 5.00%, 5/01/42	1,000	1,110,090
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	725	913,072

		2,023,162
Pennsylvania — 1.9%
Pennsylvania Turnpike Commission, RB:
Sub-Series A, 5.00%, 12/01/43	1,910	2,076,628
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	775	949,352
Subordinate, Special Motor License Fund, 5.50%, 12/01/41	6,000	6,979,860

		10,005,840
Puerto Rico — 3.8%
Puerto Rico Sales Tax Financing Corp., RB, First Sub-Series A:
6.38%, 8/01/39	4,700	5,297,934
6.00%, 8/01/42	5,000	5,472,800
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.64%, 8/01/41 (c)	28,000	5,820,360
First Sub-Series C, 6.00%, 8/01/39	1,050	1,156,008
First Sub-Series C, 5.50%, 8/01/40	1,630	1,721,541

		19,468,643
South Carolina — 0.6%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	320	390,326
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	2,500	2,897,325

		3,287,651
Tennessee — 0.8%
Memphis Center City Revenue Finance Corp., RB, Subordinate, Pyramid & Pinch District, Series B (AGM), 5.25%, 11/01/30	3,520	4,110,515
Texas — 12.1%
Bell County Health Facility Development Corp. Texas, RB, Lutheran General Health Care System, 6.50%, 7/01/19 (f)	1,000	1,239,260
Bexar County Texas, Refunding RB, Venue Project, Combined Venue Tax, 5.00%, 8/15/39	1,500	1,682,145
City of Houston Texas Utility System, Refunding RB, Combined, First Lien, Series A (AGC), 6.00%, 11/15/35	2,850	3,446,961
Comal ISD Texas, GO, School Building (PSF-GTD), 5.00%, 2/01/36	2,500	2,743,275
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series H, AMT, 5.00%, 11/01/37	4,500	4,845,195
Municipal Bonds	Par (000)	Value
Texas (concluded)
Dallas-Fort Worth International Airport, RB, Joint Improvement, Series D, AMT, 5.00%, 11/01/38	$8,225	$8,837,434
Lone Star College System, GO, 5.00%, 8/15/33	4,800	5,511,168
Mansfield ISD Texas, GO, School Building (PSF-GTD), 5.00%, 2/15/33	2,300	2,589,938
Midland County Fresh Water Supply District No. 1, RB, City of Midland Project, Series A, 4.46%, 9/15/36 (c)	2,870	1,024,332
North Texas Tollway Authority, Refunding RB, First Tier:
Series A, 6.00%, 1/01/28	3,380	3,983,972
System (NPFGC), 5.75%, 1/01/40	12,300	14,051,028
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project:
4.00%, 9/15/42	2,155	2,184,911
CAB, 4.58%, 9/15/35 (c)	3,530	1,282,484
CAB, 4.65%, 9/15/36 (c)	6,015	2,056,408
CAB, 4.72%, 9/15/37 (c)	4,305	1,382,465
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/29	1,600	1,733,520
Texas Transportation Commission, Refunding RB, Central Texas Turnpike System, First Tier, Series A, 5.00%, 8/15/41	3,500	3,814,580

		62,409,076
Utah — 2.2%
City of Salt Lake City Utah, Refunding RB, IHC Hospitals, Inc. (NPFGC), 6.30%, 2/15/15 (f)	10,490	11,241,399
Vermont — 0.00%
Vermont HFA, Refunding RB, Multiple Purpose, Series C, AMT (AGM), 5.50%, 11/01/38 (e)	50	53,224
Washington — 1.5%
Central Puget Sound Regional Transit Authority, RB, Series A, 5.00%, 11/01/36	2,000	2,265,100
Washington Health Care Facilities Authority, RB:
Multicare Health System, Series A, 5.00%, 8/15/44	1,315	1,451,576
Providence Health & Services, Series A, 5.00%, 10/01/39	1,525	1,661,518
Providence Health & Services, Series A, 5.25%, 10/01/39	850	946,212
Washington Health Care Facilities Authority, Refunding RB, Providence Health & Services, Series A, 5.00%, 10/01/42	1,155	1,299,883

		7,624,289
Wisconsin — 0.6%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/33	1,850	2,099,047
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert Health, Inc. Obligated Group, Series A, 5.00%, 4/01/42	640	714,272

		2,813,319
Total Municipal Bonds — 105.2%		542,903,637

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	23

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Arizona — 2.3%
Phoenix Civic Improvement Corp., RB, Subordinate, Civic Plaza Expansion Project, Series A, 5.00%, 7/01/37	$8,000	$8,536,880
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	2,750	3,105,493

		11,642,373
California — 4.7%
California State University, Refunding RB, Systemwide, Series A (AGM), 5.00%, 11/01/32	7,000	7,803,110
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	6,120	6,894,547
Los Angeles Community College District California, GO, Refunding, Election of 2008, Series A, 6.00%, 8/01/33	2,639	3,266,740
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	509	608,829
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	5,170	5,848,821

		24,422,047
Colorado — 0.3%
Colorado Health Facilities Authority, Refunding RB, Catholic Health, Series A, 5.50%, 7/01/34 (h)	1,220	1,423,123
District of Columbia — 1.1%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (h)	1,320	1,609,986
Metropolitan Washington Airports Authority, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	3,400	3,915,134

		5,525,120
Florida — 14.3%
City of Tallahassee Florida, RB, Energy System (NPFGC):
5.00%, 10/01/32 (h)	2,700	3,020,895
5.00%, 10/01/37	6,000	6,640,560
County of Miami-Dade Florida, RB, Water & Sewer System (AGM), 5.00%, 10/01/39	12,729	14,338,237
County of Miami-Dade Florida, Refunding RB, Transit System Sales, Surtax Revenue, 5.00%, 7/01/42	2,390	2,692,980
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	6,300	8,107,281
Florida State Board of Education, GO, Series D, 5.00%, 6/01/37 (h)	2,399	2,723,316
Highlands County Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36 (e)	5,990	6,645,066
Jacksonville Electric Authority Florida, RB, Sub-Series A, 5.63%, 10/01/32	4,310	4,954,862
Miami-Dade County School Board, COP, Refunding, Series B (AGC), 5.25%, 5/01/27	11,350	13,024,125
Orange County School Board, COP, Series A:
(AGC), 5.50%, 8/01/34	3,544	4,069,432
(NPFGC), 5.00%, 8/01/30	2,000	2,194,660
(NPFGC), 5.00%, 8/01/31	5,000	5,486,650

		73,898,064
Hawaii — 1.2%
Honolulu City & County Board of Water Supply, RB, Series A (NPFGC), 5.00%, 7/01/14 (b)	6,000	6,327,480
Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Illinois — 7.4%
City of Chicago Illinois, RB, Motor Fuel Tax, Series A (AGC), 5.00%, 1/01/38	$4,000	$4,250,920
City of Chicago Illinois, Refunding RB:
Sales Tax Revenue, Series A, 5.00%, 1/01/41	1,140	1,272,286
Waterwork, Second Lien (AGM), 5.25%, 11/01/33	14,429	16,590,210
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	2,000	2,267,173
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 6/15/42	360	401,972
Metropolitan Pier & Exposition Authority, Refunding RB, Series B, 4.25%, 6/15/42 (h)	6,000	6,285,060
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (h)	6,198	7,133,776

		38,201,397
Massachusetts — 3.5%
Massachusetts School Building Authority, RB, Series A (AGM):
5.00%, 8/15/15 (b)	2,126	2,316,682
5.00%, 8/15/30	14,373	15,660,693

		17,977,375
Michigan — 1.7%
Michigan Finance Authority, Refunding RB, Trinity Health, 5.00%, 12/01/39	8,100	9,006,795
Nevada — 1.7%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39 (h)	5,007	5,822,301
Clark County Water Reclamation District, GO, Series B, 5.75%, 7/01/34	2,429	2,966,541

		8,788,842
New Jersey — 0.6%
New Jersey Transportation Trust Fund Authority, RB, Transportation System, 5.25%, 6/15/36 (h)	2,580	2,947,753
New York — 8.1%
Erie County Industrial Development Agency, RB, City School District of Buffalo Project, Series A (AGM), 5.75%, 5/01/28	2,007	2,329,131
New York City Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	3,509	4,157,450
New York City Municipal Water Finance Authority, Refunding RB, Water and Sewer System, Second General Resolution, Series CC, 5.00%, 6/15/47	7,640	8,734,659
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,545	1,857,955
New York State Thruway Authority, Refunding RB, Series G (AGM), 5.00%, 1/01/32	10,000	10,788,900
Port Authority of New York & New Jersey, RB, Series 169, 5.00%, 10/15/34	10,830	12,221,655
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (h)	1,500	1,753,020

		41,842,770
North Carolina — 0.5%
North Carolina HFA, RB, Series 31-A, AMT, 5.25%, 7/01/38	2,259	2,377,048

See Notes to Financial Statements.

24	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	$780	$892,304
South Carolina — 1.0%
South Carolina State Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (h)	4,695	5,408,264
South Dakota — 0.2%
South Dakota HDA, Refunding RB, Homeownership Mortgage, Series K, 5.05%, 5/01/36	772	789,443
Texas — 3.0%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	5,900	6,632,131
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse (PSF-GTD), 5.00%, 2/15/32	4,750	5,348,785
North East ISD Texas, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/37 (h)	2,000	2,277,720
Tarrant County Texas Cultural Educational Facilities Finance Corp., RB, Baylor Health Care System Project, Series A, 5.00%, 11/15/38	879	986,258

		15,244,894
Virginia — 0.1%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	450	518,101
Municipal Bonds Transferred to Tender Option Bond Trusts (g)	Par (000)	Value
Washington — 0.5%
Central Puget Sound Regional Transit Authority, RB, Series A (AGM), 5.00%, 11/01/32	$2,504	$2,827,290
Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., 5.25%, 4/01/39	2,000	2,219,440
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 52.8%		272,279,923
Total Long-Term Investments (Cost — $735,382,065) — 158.0%		815,183,560

Short-Term Securities	Shares
FFI Institutional Tax-Exempt Fund, 0.03% (i)(j)	802,157	802,157
Total Short-Term Securities (Cost — $802,157) — 0.1%		802,157
Total Investments (Cost — $736,184,222) — 158.1%		815,985,717
Other Assets Less Liabilities — 1.2%		6,114,018
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (25.1)%		(129,505,059)
VRDP Shares, at Liquidation Value — (34.2)%		(176,600,000)

Net Assets Applicable to Common Shares — 100.0%		$515,994,676

Notes to Schedule of Investments

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(b)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(c)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
JPMorgan Chase & Co.	$3,245,597	$33,981

(e)	Variable rate security. Rate shown is as of report date.

(f)	Security is collateralized by Municipal or US Treasury obligations.

(g)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(h)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from February 1, 2016 to December 1, 2029, is $21,238,266.

(i)	Investments in issuers considered to be an affiliate of the Fund during the year ended April 30, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2012	Net Activity	Shares Held at April 30, 2013	Income
FFI Institutional Tax-Exempt Fund	13,586,175	(12,784,018)	802,157	$1,636

(j)	Represents the current yield as of report date.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	25

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund, Inc. (MQY)

•	Financial futures contracts as of April 30, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(215)	10-Year US Treasury Note	Chicago Board of Trade	June 2013	$28,672,266	$(310,672)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$815,183,560	—	$815,183,560
Short-Term Securities	$802,157	—	—	802,157

Total	$802,157	$815,183,560	—	$815,985,717

[1]	See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(310,672)	—	—	$(310,672)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of April 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$284,000	—	—	$284,000
Liabilities:
TOB certificates	—	$(129,430,668)	—	(129,430,668)
VRDP Shares	—	(176,600,000)	—	(176,600,000)

Total	$284,000	$(306,030,668)	—	$(305,746,668)

There were no transfers between levels during the year ended April 30, 2013.

See Notes to Financial Statements.

26	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments April 30, 2013	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Alabama — 1.0%
Birmingham Special Care Facilities Financing Authority, RB, Children’s Hospital (AGC), 6.00%, 6/01/39	$650	$773,643
City of Birmingham Alabama, GO, CAB, Convertible, Series A, 4.55%, 3/01/43 (a)	615	558,242
County of Jefferson Alabama, RB, Series A, 4.75%, 1/01/25	2,000	1,909,220

		3,241,105
Alaska — 0.5%
Alaska Housing Finance Corp., Refunding RB, Series A, 4.13%, 12/01/37	580	599,946
Alaska Industrial Development & Export Authority, RB, Providence Health Services, Series A, 5.50%, 10/01/41	850	993,268

		1,593,214
Arizona — 1.1%
Greater Arizona Development Authority, RB, Series B (NPFGC), 5.00%, 8/01/35	1,100	1,176,417
State of Arizona, COP, Department of Administration, Series A (AGM):
5.00%, 10/01/27	1,300	1,479,634
5.00%, 10/01/29	925	1,046,110

		3,702,161
California — 18.5%
Alameda Corridor Transportation Authority, Refunding RB, CAB, Subordinate Lien, Series A (AMBAC), 5.45%, 10/01/25	7,150	7,989,052
Cabrillo Community College District, GO, CAB, Election of 2004, Series B (NPFGC) (b):
4.89%, 8/01/37	2,100	650,118
4.91%, 8/01/38	4,800	1,409,712
California Health Facilities Financing Authority, RB:
St. Joseph Health System, Series A, 5.75%, 7/01/39	500	589,535
Sutter Health, Series A, 5.00%, 8/15/52	1,235	1,346,990
Sutter Health, Series B, 5.88%, 8/15/31	1,000	1,220,960
California State Public Works Board, LRB, Judicial Council Projects, Series A, 5.00%, 3/01/38	615	677,718
California State University, RB, Systemwide, Series A:
5.25%, 11/01/38	3,000	3,377,040
5.50%, 11/01/39	1,000	1,160,210
California Statewide Communities Development Authority, RB, 5.00%, 4/01/42	1,290	1,431,900
City of San Jose California, Refunding ARB, Series A-1, AMT, 5.75%, 3/01/34	700	808,129
Coast Community College District California, GO, CAB, Election of 2002, Series C (AGM), 4.27%, 8/01/31 (a)	1,800	1,954,872
East Side Union High School District, GO, CAB (AGM), 5.00%, 8/01/29 (b)	15,000	6,727,200
El Monte Union High School District California, GO, Election of 2002, Series C (AGM), 5.25%, 6/01/28	4,000	4,495,760
Fairfield-Suisun Unified School District California, GO, Election of 2002 (NPFGC), 5.50%, 8/01/14 (c)	2,770	2,947,723
Los Angeles Community College District California, GO, Election of 2001, Series A (AGM), 5.00%, 8/01/32	2,200	2,478,432
Municipal Bonds	Par (000)	Value
California (concluded)
Metropolitan Water District of Southern California, RB, Series B-1 (NPFGC) (c):
5.00%, 10/01/13	$2,255	$2,300,348
5.00%, 10/01/13	1,340	1,366,947
Monterey Peninsula Community College District, GO, CAB, Series C (AGM), 4.81%, 8/01/28 (b)	11,975	5,803,804
Orange County Sanitation District, COP (NPFGC), 5.00%, 8/01/13 (c)	2,300	2,327,025
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/38	2,015	2,279,932
San Diego Unified School District California, GO, CAB, Election of 2008, Series C, 4.54%, 7/01/38 (b)	1,400	452,200
San Diego Unified School District California, GO, Refunding, CAB, Series R-1, 4.35%, 7/01/31 (b)	1,110	507,869
San Joaquin County Transportation Authority, Refunding RB, Limited Tax, Measure K, Series A, 6.00%, 3/01/36	575	710,470
San Marcos Unified School District, GO, Election of 2010, Series A:
5.00%, 8/01/34	600	680,556
5.00%, 8/01/38	490	551,613
State of California, GO, Various Purpose, 5.00%, 4/01/42	1,500	1,675,935
State of California, GO, Refunding, 5.00%, 10/01/41	900	1,001,160
Ventura County Community College District, GO, Election of 2002, Series B (NPFGC), 5.00%, 8/01/30	675	731,255
Yosemite Community College District, GO, CAB, Election of 2004, Series D (b):
4.71%, 8/01/36	2,000	677,180
4.73%, 8/01/37	2,790	896,734

		61,228,379
Colorado — 0.9%
E-470 Public Highway Authority Colorado, Refunding RB, CAB, Series B (NPFGC), 5.43%, 9/01/32 (b)	5,500	1,951,400
Regional Transportation District, COP, Refunding, Series A, 5.38%, 6/01/31	1,000	1,137,230

		3,088,630
Florida — 11.7%
Broward County School Board Florida, COP, Series A (AGM), 5.25%, 7/01/33	1,000	1,132,560
City of Jacksonville Florida, Refunding RB, 5.00%, 10/01/30	250	291,428
County of Duval Florida School Board, COP, Master Lease Program (AGM), 5.00%, 7/01/33	7,875	8,768,655
County of Lee Florida, Refunding ARB, Series A, AMT:
5.63%, 10/01/26	825	966,207
5.38%, 10/01/32	1,100	1,226,731
County of Miami-Dade Florida, RB, Jackson Health System, (AGC), 5.63%, 6/01/34	900	998,784
County of Miami-Dade Florida, Refunding RB:
Miami International Airport, AMT (AGC), 5.00%, 10/01/40	10,300	11,123,279
Subordinate Special Obligation, Series B, 5.00%, 10/01/37	615	686,893
Florida Ports Financing Commission, Refunding RB, State Transportation Trust Fund, Series B, AMT, 5.38%, 10/01/29	2,400	2,823,144

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	27

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Florida (concluded)
Highlands County Health Facilities Authority, RB, Adventist Health System/Sunbelt, Series B, 6.00%, 11/15/37	$550	$657,432
Hillsborough County Aviation Authority Florida, RB, Series A, AMT (AGC), 5.38%, 10/01/33	3,250	3,689,887
Sarasota County Public Hospital District, RB, Sarasota Memorial Hospital Project, Series A, 5.63%, 7/01/39	250	276,750
South Florida Water Management District, COP (AGC), 5.00%, 10/01/22	1,800	2,040,426
Tampa-Hillsborough County Expressway Authority, Refunding RB, Series A, 5.00%, 7/01/37	3,500	3,923,185

		38,605,361
Georgia — 6.6%
Burke County Development Authority, Refunding RB, Oglethorpe Power-Vogtle Project, Series C, 5.70%, 1/01/43	1,000	1,106,670
City of Atlanta Georgia Department of Aviation, Refunding ARB, Series B (AGM), 5.25%, 1/01/33	5,000	5,237,400
City of Atlanta Georiga, Refunding GARB, Subordinate Lien, Series C (AGM), 5.00%, 1/01/33	15,000	15,668,700

		22,012,770
Illinois — 18.1%
Chicago Illinois Board of Education, GO, Series A, 5.50%, 12/01/39	2,050	2,340,300
Chicago Illinois Board of Education, GO, Refunding, Chicago School Reform Board, Series A (NPFGC), 5.50%, 12/01/26	2,500	3,120,800
Chicago Illinois Transit Authority, RB, Sales Tax Receipts Revenue, 5.25%, 12/01/36	515	590,782
City of Chicago Illinois, GARB, O’Hare International Airport, Third Lien:
Series A, 5.75%, 1/01/39	2,000	2,350,260
Series B-2, AMT (AGM), 5.75%, 1/01/23	5,200	5,371,808
Series B-2, AMT (Syncora), 6.00%, 1/01/29	2,200	2,267,452
City of Chicago Illinois, GO:
CAB, City Colleges (NPFGC), 4.42%, 1/01/31 (b)	8,370	3,865,768
Park District, Harbor Facilities, Series C, 5.25%, 1/01/37	4,000	4,568,200
Park District, Harbor Facilities, Series C, 5.25%, 1/01/40	500	570,290
City of Chicago Illinois, Refunding GARB, O’Hare International Airport, Third Lien, Series C-2, AMT (AGM), 5.25%, 1/01/30	2,000	2,049,180
Cook County Forest Preserve District, GO, Series C, 5.00%, 12/15/37	285	325,792
Cook County Forest Preserve District, GO, Refunding, Limited Tax Project, Series B, 5.00%, 12/15/37	250	284,723
Illinois Finance Authority, RB, Carle Foundation, Series A, 5.75%, 8/15/34	400	475,032
Illinois Finance Authority, Refunding RB, Central DuPage Health, Series B, 5.50%, 11/01/39	2,070	2,388,573
Illinois Sports Facilities Authority, RB, State Tax Supported (AMBAC), 5.50%, 6/15/30	18,175	19,789,122
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 1/01/38 (d)	1,855	2,097,764
Municipal Bonds	Par (000)	Value
Illinois (concluded)
Metropolitan Pier & Exposition Authority, RB, CAB, McCormick Place Expansion Project, Series A (NPFGC), 4.60%, 12/15/36 (b)	$10,000	$3,414,900
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, McCormick Place Expansion Project, Series B (AGM), 4.95%, 6/15/44 (b)	2,980	650,504
Railsplitter Tobacco Settlement Authority, RB, 6.00%, 6/01/28	575	702,184
Regional Transportation Authority, RB, Series B (NPFGC), 5.75%, 6/01/33	2,000	2,621,220

		59,844,654
Indiana — 2.1%
Indiana Finance Authority, RB:
Private Activity, Ohio River Bridges East end Crossing Project, Series A, AMT, 5.00%, 7/01/40	770	820,512
Private Activity, Ohio River Bridges East end Crossing Project, Series A, AMT, 5.00%, 7/01/44	445	472,301
Wastewater Utility, CWA Authority, First Lien, RB, Series A, 5.25%, 10/01/38	1,000	1,165,480
Indiana Municipal Power Agency, RB, Series B, 5.75%, 1/01/34	350	361,060
Indianapolis Local Public Improvement Bond Bank, Refunding RB, Waterworks Project, Series A:
5.75%, 1/01/38	2,000	2,275,760
(AGC), 5.50%, 1/01/38	1,575	1,780,569

		6,875,682
Iowa — 3.4%
Iowa Finance Authority, RB, Series A (AGC), 5.63%, 8/15/37	4,925	5,579,483
Iowa Student Loan Liquidity Corp., RB, Senior, Series A-2, AMT:
5.60%, 12/01/26	1,440	1,651,320
5.70%, 12/01/27	1,440	1,654,214
5.80%, 12/01/29	970	1,110,058
5.85%, 12/01/30	1,010	1,154,279

		11,149,354
Kentucky — 0.7%
Kentucky State Property & Buildings Commission, Refunding RB, Project No. 93 (AGC), 5.25%, 2/01/29	2,000	2,279,880
Louisiana — 0.6%
Louisiana Public Facilities Authority, Refunding RB, Christus Health, Series B (AGC), 6.50%, 7/01/30	1,150	1,353,757
Parish of St. John the Baptist Louisiana, RB, Marathon Oil Corp., Series A, 5.13%, 6/01/37	600	636,336

		1,990,093
Maine — 0.1%
Maine State Housing Authority, Refunding RB, Series B-1, AMT, 4.25%, 11/15/27	290	303,908
Massachusetts — 3.4%
Massachusetts HFA, RB, S/F Housing, Series 128, AMT (AGM), 4.88%, 12/01/38 (e)	1,615	1,664,984

See Notes to Financial Statements.

28	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Massachusetts (concluded)
Massachusetts HFA, Refunding RB, Series C, AMT:
5.00%, 12/01/30	$5,000	$5,375,950
5.35%, 12/01/42	975	1,053,410
Massachusetts Water Resources Authority, Refunding RB, Series A (NPFGC), 5.00%, 8/01/34	2,700	3,080,889

		11,175,233
Michigan — 4.9%
City of Detroit Michigan, RB, Second Lien, Series B (AGM), 6.25%, 7/01/36	350	406,553
City of Detroit Michigan, Refunding RB (BHAC):
Second Lien, System, Series A, 5.50%, 7/01/36	4,500	5,115,645
Series E, 5.75%, 7/01/31	2,200	2,521,662
City of Detroit Michigan Water Supply System, RB, Series B (AGM), 7.00%, 7/01/36	200	240,990
Lansing Board of Water & Light Utilities System, RB, Series A, 5.50%, 7/01/41	1,700	2,011,236
Michigan State Building Authority, Refunding RB, Facilities Program:
Series I-A, 5.38%, 10/15/41	600	690,750
Series II-A, 5.38%, 10/15/36	1,000	1,158,440
Series II-A (AGM), 5.25%, 10/15/36	1,900	2,188,135
Michigan State HDA, RB, Series C, AMT, 5.50%, 12/01/28	860	933,358
Michigan Strategic Fund, Refunding RB, Detroit Edison Co. Project, Series A, AMT (Syncora), 5.50%, 6/01/30	1,000	1,008,220

		16,274,989
Minnesota — 0.7%
City of Minneapolis Minnesota, Refunding RB, Series B (AGC), 6.50%, 11/15/38	1,800	2,204,100
Mississippi — 0.2%
Medical Center Educational Building Corp., RB, Series A, 5.00%, 6/01/41	640	728,026
Missouri — 0.7%
Missouri State Health & Educational Facilities Authority, Refunding RB, CoxHealth, Series A, 5.00%, 11/15/44	2,170	2,372,700
Nebraska — 0.9%
Central Plains Energy Project Nebraska, RB, Gas Project No. 3, 5.25%, 9/01/37	2,650	2,962,541
Nevada — 2.6%
City of Carson City Nevada, RB, Carson-Tahoe Hospital Project, Series A (Radian), 5.50%, 9/01/13 (c)	2,650	2,695,818
County of Clark Nevada, ARB:
Las Vegas-McCarran International Airport, Series A (AGC), 5.25%, 7/01/39	1,700	1,917,532
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/30	1,250	1,301,100
Subordinate Lien, Series A-2 (NPFGC), 5.00%, 7/01/36	2,700	2,810,700

		8,725,150
New Jersey — 3.4%
New Jersey EDA, RB:
Cigarette Tax (Radian), 5.50%, 6/15/14 (c)	85	89,973
Motor Vehicle Surcharge, Series A (NPFGC), 5.25%, 7/01/33	6,700	7,022,940
Municipal Bonds	Par (000)	Value
New Jersey (concluded)
New Jersey Higher Education Student Assistance Authority, Refunding RB, Series 1, AMT:
5.50%, 12/01/25	$500	$574,925
5.50%, 12/01/26	350	397,138
5.75%, 12/01/28	200	227,238
New Jersey Housing & Mortgage Finance Agency, Refunding RB, M/F Housing, Series 2, AMT, 4.35%, 11/01/33	1,070	1,096,375
New Jersey Transportation Trust Fund Authority, RB, Transportation System, Series A (NPFGC), 5.75%, 6/15/25	1,400	1,825,768

		11,234,357
New York — 3.3%
Hudson New York Yards Infrastructure Corp., RB, Series A, 5.75%, 2/15/47	610	724,222
New York City Transitional Finance Authority, RB, Fiscal 2009, Series S-4, 5.50%, 1/15/33	3,035	3,546,397
New York HFA, RB, Affordable Housing, Series B, 5.30%, 11/01/37	2,835	2,997,644
New York State Thruway Authority, Refunding RB, Series I, 5.00%, 1/01/37	1,820	2,053,015
Port Authority of New York & New Jersey, Refunding RB, Consolidated Bonds, Series 172, AMT, 4.50%, 4/01/37	1,460	1,579,136

		10,900,414
North Carolina — 0.2%
North Carolina Medical Care Commission, RB, Novant Health Obligation, Series A, 4.75%, 11/01/43	520	558,303
Ohio — 0.4%
County of Allen Ohio, Refunding RB, Hospital Facilities, Catholic Health Partners, Series A, 5.00%, 5/01/42	650	721,558
County of Lucas Ohio, Refunding RB, Promedica Healthcare, Series A, 6.50%, 11/15/37	460	579,329

		1,300,887
Pennsylvania — 1.8%
Pennsylvania Turnpike Commission, RB:
Sub-Series A, 5.00%, 12/01/43	1,235	1,342,741
Subordinate, Special Motor License Fund, 6.00%, 12/01/36	500	612,485
Subordinate, Special Motor License Fund, 5.50%, 12/01/41	2,245	2,611,631
Philadelphia School District, GO, Series E, 6.00%, 9/01/38	1,300	1,521,195

		6,088,052
Puerto Rico — 3.7%
Puerto Rico Sales Tax Financing Corp., RB:
5.75%, 8/01/37	620	665,272
6.38%, 8/01/39	3,000	3,381,660
5.50%, 8/01/42	350	368,288
6.00%, 8/01/42	2,500	2,736,400
Puerto Rico Sales Tax Financing Corp., Refunding RB:
CAB, Series A (NPFGC), 5.64%, 8/01/41 (b)	10,000	2,078,700
CAB, Series C, 5.50%, 8/01/38 (b)	4,070	1,034,065

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	29

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds	Par (000)	Value
Puerto Rico (concluded)
Puerto Rico Sales Tax Financing Corp., Refunding RB (concluded):
CAB, Series C, 5.54%, 8/01/39 (b)	$5,000	$1,191,000
First Sub-Series C, 6.00%, 8/01/39	725	798,196

		12,253,581
South Carolina — 1.2%
South Carolina Jobs-EDA, Refunding RB, Palmetto Health, Series A (AGM), 6.50%, 8/01/39	100	121,977
South Carolina Transportation Infrastructure Bank, RB, Series A, 5.25%, 10/01/40	3,420	3,963,541

		4,085,518
Tennessee — 0.4%
Memphis Center City Revenue Finance Corp., RB, Subordinate, Pyramid & Pinch District, Series B (AGM), 5.25%, 11/01/30	1,000	1,167,760
Texas — 11.5%
Dallas-Fort Worth International Airport, ARB, Joint Improvement, Series H, AMT, 5.00%, 11/01/37	2,000	2,153,420
Dallas-Fort Worth International Airport Facilities Improvement Corp., RB, Series A, AMT (NPFGC), 5.50%, 11/01/33	5,000	5,106,650
Lone Star College System, GO, 5.00%, 8/15/33	3,000	3,444,480
Mansfield ISD Texas, GO, School Building (PSF-GTD), 5.00%, 2/15/33	1,065	1,199,254
Midland County Fresh Water Supply District No. 1, RB, City of Midland Project, 4.46%, 9/15/36 (b)	1,850	660,284
North Texas Tollway Authority, Refunding RB, First Tier:
Series A, 6.00%, 1/01/28	2,415	2,846,536
Series K-1 (AGC), 5.75%, 1/01/38	3,400	3,910,748
(NPFGC), 5.75%, 1/01/40	3,600	4,112,496
San Antonio Public Facilities Corp., Refunding RB, Convention Center Refinancing and Expansion Project:
4.00%, 9/15/42	5,620	5,698,006
CAB, 4.58%, 9/15/35 (b)	2,275	826,530
CAB, 4.65%, 9/15/36 (b)	3,875	1,324,785
CAB, 4.72%, 9/15/37 (b)	17,775	5,708,086
Texas Municipal Gas Acquisition & Supply Corp. III, RB, 5.00%, 12/15/29	1,030	1,115,953

		38,107,228
Vermont — 0.4%
Vermont HFA, Refunding RB, Multiple Purpose, Series C, AMT (AGM), 5.50%, 11/01/38 (e)	1,305	1,389,146
Washington — 2.0%
Central Puget Sound Regional Transit Authority, RB, Series A, 5.00%, 11/01/36	1,400	1,585,570
Washington Health Care Facilities Authority, RB:
Multicare Health System, Series A, 5.00%, 8/15/44	835	921,723
Providence Health & Services, Series A, 5.00%, 10/01/39	1,000	1,089,520
Providence Health & Services, Series A, 5.25%, 10/01/39	550	612,255
Municipal Bonds	Par (000)	Value
Washington (concluded)
Washington Health Care Facilities Authority, Refunding RB:
Providence Health & Services, Series A, 5.00%, 10/01/42	$205	$230,715
Series D (AGM), 5.25%, 10/01/33	2,000	2,202,140

		6,641,923
Wisconsin — 0.5%
Wisconsin Health & Educational Facilities Authority, RB, Ascension Health Senior Credit Group, 5.00%, 11/15/33	1,200	1,361,544
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert Health, Inc. Obligated Group, Series A, 5.00%, 4/01/42	415	463,161

		1,824,705
Total Municipal Bonds — 107.5%		355,909,804

Municipal Bonds Transferred to Tender Option Bond Trusts (f)
Arizona — 0.9%
Phoenix Arizona Civic Improvement Corp., RB, Junior Lien, Series A, 5.00%, 7/01/34	1,000	1,158,180
Salt River Project Agricultural Improvement & Power District, RB, Series A, 5.00%, 1/01/38	1,750	1,976,222

		3,134,402
California — 3.3%
Los Angeles Community College District California, GO, Election of 2001 (AGM), 5.00%, 8/01/32	4,330	4,878,005
Los Angeles Community College District California, GO, Refunding, Election of 2008, 6.00%, 8/01/33	1,699	2,103,582
San Diego Community College District California, GO, Election of 2002, 5.25%, 8/01/33	359	429,761
San Diego County Water Authority, COP, Refunding, Series 2008-A (AGM), 5.00%, 5/01/33	3,030	3,427,839

		10,839,187
Colorado — 1.3%
Colorado Health Facilities Authority, Refunding RB, Series A:
5.50%, 7/01/34 (g)	780	909,866
5.00%, 2/01/41	2,999	3,309,980

		4,219,846
District of Columbia — 1.7%
District of Columbia, RB, Series A, 5.50%, 12/01/30 (g)	855	1,042,832
District of Columbia Water & Sewer Authority, Refunding RB, Series A, 6.00%, 10/01/35 (g)	1,580	1,907,588
Metropolitan Washington Airports Authority, Refunding ARB, System, Series A, AMT, 5.00%, 10/01/30	2,190	2,521,807

		5,472,227

See Notes to Financial Statements.

30	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Florida — 12.5%
City of Tallahassee Florida, RB, Energy System (NPFGC), 5.00%, 10/01/37	$4,000	$4,427,040
County of Miami-Dade Florida, RB, Water & Sewer System (AGM), 5.00%, 10/01/39	6,901	7,773,474
County of Miami-Dade Florida, Refunding RB, Transit System, Sales Surtax, 5.00%, 7/01/42	1,540	1,735,226
County of Seminole Florida, Refunding RB, Series B (NPFGC), 5.25%, 10/01/31	4,200	5,404,854
Florida State Board of Education, GO, Series D, 5.00%, 6/01/37 (g)	1,189	1,350,311
Highlands County Health Facilities Authority, RB, Adventist, Series C, 5.25%, 11/15/36 (e)	4,000	4,437,440
Miami-Dade County Expressway Authority, Refunding RB, Series A (AGC), 5.00%, 7/01/35	2,100	2,324,763
Orange County School Board, COP, Series A:
(AGC), 5.50%, 8/01/34	3,394	3,896,998
(NPFGC), 5.00%, 8/01/31	9,000	9,875,970

		41,226,076
Hawaii — 1.6%
Honolulu City & County Board of Water Supply, RB, Series A (NPFGC), 5.00%, 7/01/14 (c)	5,000	5,272,900
Illinois — 10.0%
City of Chicago Illinois, RB, Series A (AGC), 5.00%, 1/01/38	4,000	4,250,920
City of Chicago Illinois, Refunding RB:
Sales Tax Revenue, Series A, 5.00%, 1/01/41	700	781,228
Second Lien (AGM), 5.25%, 11/01/33	2,549	2,931,147
Illinois State Toll Highway Authority, RB, Series B, 5.50%, 1/01/33	3,499	3,967,553
Metropolitan Pier & Exposition Authority, RB, McCormick Place Expansion Project, Series A, 5.00%, 6/15/42	1,630	1,820,041
Metropolitan Pier & Exposition Authority, Refunding RB, 4.25%, 6/15/42 (g)	4,000	4,190,040
Regional Transportation Authority, RB (NPFGC), 6.50%, 7/01/26	10,000	13,766,280
State of Illinois, RB, Build Illinois, Series B, 5.25%, 6/15/34 (g)	1,130	1,300,188

		33,007,397
Louisiana — 1.5%
State of Louisiana Gas & Fuels, RB, Series A (AGM), 5.00%, 5/01/36	4,600	5,072,926
Massachusetts — 2.4%
Massachusetts School Building Authority, RB, Series A:
5.00%, 8/15/15 (c)	927	1,010,200
5.00%, 8/15/30	6,268	6,828,923

		7,839,123
Michigan — 1.2%
Michigan Finance Authority, Refunding RB, Trinity Health, 5.00%, 12/01/39	3,700	4,114,215
Nevada — 1.7%
City of Las Vegas Nevada, GO, Limited Tax, Performing Arts Center, 6.00%, 4/01/39 (g)	3,298	3,835,049
Clark County Water Reclamation District, GO, Series B, 5.75%, 7/01/34	1,574	1,922,758

		5,757,807
Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
New Jersey — 0.5%
New Jersey Transportation Trust Fund Authority, RB, Series B, 5.25%, 6/15/36 (g)	$1,580	$1,805,213
New York — 4.0%
New York City Municipal Water Finance Authority, RB, Fiscal 2009, Series A, 5.75%, 6/15/40	1,050	1,243,682
New York City Municipal Water Finance Authority, Refunding RB, Water and Sewer System, Series CC, 5.00%, 6/15/47	4,920	5,624,937
New York State Dormitory Authority, ERB, Series B, 5.75%, 3/15/36	1,005	1,208,573
Port Authority of New York & New Jersey, Refunding RB, Construction One Hundred Forty-Third, AMT, 5.00%, 10/01/30	3,500	3,802,260
Triborough Bridge & Tunnel Authority, RB, General, Series A-2, 5.25%, 11/15/34 (g)	1,200	1,402,416

		13,281,868
Ohio — 0.2%
State of Ohio, RB, Cleveland Clinic Health, Series B, 5.50%, 1/01/34	500	571,990
Puerto Rico — 0.3%
Puerto Rico Sales Tax Financing Corp., Refunding RB, Series C, 5.25%, 8/01/40	1,040	1,126,767
South Carolina — 2.4%
Charleston Educational Excellence Finance Corp., RB, Charleston County School (AGC) (c):
5.25%, 12/01/15	2,725	3,060,911
5.25%, 12/01/15	2,425	2,723,930
5.25%, 12/01/15	880	988,477
South Carolina State Public Service Authority, Refunding RB, Santee Cooper, Series A, 5.50%, 1/01/38 (g)	1,125	1,295,910

		8,069,228
South Dakota — 0.1%
South Dakota HDA, Refunding RB, Homeownership, Series K, 5.05%, 5/01/36	193	197,361
Texas — 4.3%
Clear Creek ISD Texas, GO, Refunding, School Building (PSF-GTD), 5.00%, 2/15/33	1,900	2,135,771
Cypress-Fairbanks ISD, GO, Refunding, Schoolhouse (PSF-GTD), 5.00%, 2/15/32	5,250	5,911,815
Harris County Cultural Education Facilities Finance Corp., RB, Texas Children’s Hospital Project, 5.50%, 10/01/39	4,000	4,699,120
North East ISD Texas, GO, School Building, Series A (PSF-GTD), 5.00%, 8/01/37 (g)	1,400	1,594,404

		14,341,110
Virginia — 0.1%
Fairfax County IDA Virginia, Refunding RB, Health Care, Inova Health System, Series A, 5.50%, 5/15/35	300	345,401

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	31

Schedule of Investments (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Municipal Bonds Transferred to Tender Option Bond Trusts (f)	Par (000)	Value
Wisconsin — 1.1%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Froedtert & Community Health, Inc., 5.25%, 4/01/39 (g)	$3,250	$3,606,282
Total Municipal Bonds Transferred to Tender Option Bond Trusts — 51.1%		169,301,326
Total Long-Term Investments (Cost — $476,125,216) — 158.6%		525,211,130
Short-Term Securities	Shares	Value
FFI Institutional Tax-Exempt Fund, 0.03%, (h)(i)	849,388	$849,388
Total Short-Term Securities (Cost — $849,388) — 0.2%		849,388
Total Investments (Cost — $476,974,604) — 158.8%		526,060,518
Other Assets Less Liabilities — 1.2%		3,906,773
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (24.8)%		(82,296,270)
VMTP Shares, at Liquidation Value — (35.2)%		(116,500,000)

Net Assets Applicable to Common Shares — 100.0%		$331,171,021

Notes to Schedule of Investments

(a)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown reflects the current yield as of report date.

(b)	Represents a zero-coupon bond. Rate shown reflects the current yield as of report date.

(c)	US government securities, held in escrow, are used to pay interest on this security, as well as to retire the bond in full at the date indicated, typically at a premium to par.

(d)	When-issued security. Unsettled when-issued transactions were as follows:

Counterparty	Value	Unrealized Appreciation
JPMorgan Chase & Co.	$2,097,764	$21,963

(e)	Variable rate security. Rate shown is as of report date.

(f)	Securities represent bonds transferred to a TOB in exchange for which the Fund acquired residual interest certificates. These securities serve as collateral in a financing transaction. See Note 1 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs.

(g)	All or a portion of security is subject to a recourse agreement, which may require the Fund to pay the liquidity provider in the event there is a shortfall between the TOB trust certificates and proceeds received from the sale of the security contributed to the TOB trust. In the case of a shortfall, the aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire from February 1, 2016 to December 1, 2029, is $11,882,769.

(h)	Investments in issuers considered to be an affiliate of the Fund during the year ended April 30, 2013, for purposes of Section 2(a)(3) of the 1940 Act, were as follows:

Affiliate	Shares Held at April 30, 2012	Net Activity	Shares Held at April 30, 2013	Income
FFI Institutional Tax-Exempt Fund	9,148,110	(8,298,722)	849,388	$1,043

(i)	Represents the current yield as of report date.

•	Financial futures contracts as of April 30, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(140)	10-Year US Treasury Note	Chicago Board of Trade	June 2013	$18,670,313	$(200,496)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•	Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•	Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

See Notes to Financial Statements.

32	ANNUAL REPORT	APRIL 30, 2013

Schedule of Investments (concluded)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financials instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]	—	$525,211,130	—	$525,211,130
Short-Term Securities	$849,388	—	—	849,388

Total	$849,388	$525,211,130	—	$526,060,518

[1]	See above Schedule of Investments for values in each state or political subdivision.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Interest rate contracts	$(200,496)	—	—	$(200,496)

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of April 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash pledged for financial futures contracts	$184,000	—	—	$184,000
Liabilities:
TOB trust certificates	—	$(82,256,561)	—	(82,256,561)
VMTP Shares	—	(116,500,000)	—	(116,500,000)

Total	$184,000	$(198,756,561)	—	$(198,572,561)

There were no transfers between levels during the year ended April 30, 2013.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	33

Statements of Assets and Liabilities

April 30, 2013	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Assets
Investments at value — unaffiliated[1]	$1,192,477,350	$815,183,560	$525,211,130
Investments at value — affiliated[2]	6,265,241	802,157	849,388
Cash	3,790,419	—	—
Cash pledged for financial futures contracts	803,000	284,000	184,000
Interest receivable	17,095,670	9,889,038	6,330,267
Investments sold receivable	110,000	3,123,567	1,201,716
Variation margin receivable	58,313	20,156	13,125
Deferred offering costs	442,370	332,134	117,846
Prepaid expenses	20,361	13,908	8,908

Total assets	1,221,062,724	829,648,520	533,916,380

Accrued Liabilities
Investments purchased payable	11,114,848	4,612,666	2,075,801
Income dividends payable — Common Shares	3,888,376	2,452,070	1,567,782
Investment advisory fees payable	491,792	336,188	216,622
Officer’s and Directors’ fees payable	204,162	145,508	345
Interest expense and fees payable	115,559	74,391	39,709
Other accrued expenses payable	329,257	2,353	88,539

Total accrued liabilities	16,143,994	7,623,176	3,988,798

Other Liabilities
TOB trust certificates	207,943,377	129,430,668	82,256,561
VRDP Shares, at liquidation value of $100,000 per share[3,4]	251,400,000	176,600,000	—
VMTP Shares, at liquidation value of $100,000 per share[3,4]	—	—	116,500,000

Total other liabilities	459,343,377	306,030,668	198,756,561

Total liabilities	475,487,371	313,653,844	202,745,359

Net Assets Applicable to Common Shareholders	$745,575,353	$515,994,676	$331,171,021

Net Assets Applicable to Common Shareholders Consist of
Paid-in capital[5]	$638,794,050	$429,704,815	$283,623,447
Undistributed net investment income	10,706,509	8,241,052	6,138,360
Accumulated net realized loss	(22,475,250)	(1,442,014)	(7,476,204)
Net unrealized appreciation/depreciation	118,550,044	79,490,823	48,885,418

Net Assets Applicable to Common Shareholders	$745,575,353	$515,994,676	$331,171,021

Net asset value per Common Share	$16.01	$16.83	$14.68

[1] Investments at cost — unaffiliated	$1,072,670,397	$735,382,065	$476,125,216
[2] Investments at cost — affiliated	$6,265,241	$802,157	$849,388
[3] VRDP/VMTP Shares oustanding, par value $0.10 per share	2,514	1,766	1,165
[4] Preferred Shares authorized, including Auction Market Preferred Shares (“AMPS”)	16,234	11,766	7,565
[5] Common Shares outstanding, 200 million shares authorized, $0.10 par value	46,567,372	30,650,871	22,558,009

See Notes to Financial Statements.

34	ANNUAL REPORT	APRIL 30, 2013

Statements of Operations

Year Ended April 30, 2013	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Investment Income
Interest	$55,397,913	$36,338,449	$23,281,106
Income — affiliated	3,002	1,636	1,043

Total income	55,400,915	36,340,085	23,282,149

Expenses
Investment advisory	5,935,553	4,042,616	2,588,498
Liquidity fees	1,792,358	1,535,367	—
Remarketing fees on Preferred Shares	251,401	179,054	—
Professional	180,616	180,878	114,394
Accounting services	161,046	130,432	99,339
Officer and Directors	110,396	66,269	31,566
Transfer agent	53,825	51,461	33,473
Custodian	50,132	37,611	25,289
Printing	28,717	17,564	19,532
Registration	17,191	10,625	9,365
Miscellaneous	48,874	58,085	25,054

Total expenses excluding interest expense, fees and amortization of offering costs	8,630,109	6,309,962	2,946,510
Interest expense, fees and amortization of offering costs[1]	2,530,823	1,508,478	1,935,889

Total expenses	11,160,932	7,818,440	4,882,399
Less fees waived by Manager	(7,763)	(4,337)	(2,711)
Less fees paid indirectly	(126)	—	—

Total expenses after fees waived and paid indirectly	11,153,043	7,814,103	4,879,688

Net investment income	44,247,872	28,525,982	18,402,461

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	6,997,424	1,628,316	1,258,841
Financial futures contracts	(2,463,885)	(1,562,864)	(1,012,253)

	4,533,539	65,452	246,588

Net change in unrealized appreciation/depreciation on:
Investments	36,573,254	19,480,073	12,869,901
Financial futures contracts	(253,941)	127,194	83,518

	36,319,313	19,607,267	12,953,419

Total realized and unrealized gain	40,852,852	19,672,719	13,200,007

Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$85,100,724	$48,198,701	$31,602,468

[1] Related to TOBs, VRDP Shares and/or VMTP Shares.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	35

Statements of Changes in Net Assets

	BlackRock MuniYield Fund, Inc. (MYD)		BlackRock MuniYield Quality Fund, Inc. (MQY)
	Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2013	2012	2013	2012

Operations
Net investment income	$44,247,872	$45,519,096	$28,525,982	$29,050,829
Net realized gain (loss)	4,533,539	(8,238,086)	65,452	(14,809)
Net change in unrealized appreciation/depreciation	36,319,313	107,463,466	19,607,267	75,826,860
Dividends to AMPS shareholders from net investment income	—	(231,075)	—	(356,663)

Net increase in net assets applicable to Common Shareholders resulting from operations	85,100,724	144,513,401	48,198,701	104,506,217

Dividends to Common Shareholders From[1]
Net investment income	(47,224,460)	(45,793,680)	(29,381,768)	(28,407,216)

Capital Share Transactions
Reinvestment of common dividends	4,409,201	5,593,850	1,917,950	814,799

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	42,285,465	104,313,571	20,734,883	76,913,800
Beginning of year	703,289,888	598,976,317	495,259,793	418,345,993

End of year	$745,575,353	$703,289,888	$515,994,676	$495,259,793

Undistributed net investment income	$10,706,509	$13,032,396	$8,241,052	$8,790,538

	BlackRock MuniYield Quality Fund II, Inc. (MQT)
	Year Ended April 30,
Increase (Decrease) in Net Assets Applicable to Common Shareholders:	2013	2012

Operations
Net investment income	$18,402,461	$19,052,705
Net realized gain (loss)	246,588	(84,376)
Net change in unrealized appreciation/depreciation	12,953,419	50,443,417
Dividends to AMPS shareholders from net investment income	—	(250,831)

Net increase in net assets applicable to Common Shareholders resulting from operations	31,602,468	69,160,915

Dividends to Common Shareholders From[1]
Net investment income	(18,785,329)	(18,440,530)

Capital Share Transactions
Reinvestment of common dividends	1,075,952	639,358

Net Assets Applicable to Common Shareholders
Total increase in net assets applicable to Common Shareholders	13,893,091	51,359,743
Beginning of year	317,277,930	265,918,187

End of year	$331,171,021	$317,277,930

Undistributed net investment income	$6,138,360	$6,400,899

[1] Dividends are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

36	ANNUAL REPORT	APRIL 30, 2013

Statements of Cash Flows

Year Ended April 30, 2013	BlackRock MuniYield Fund, Inc. (MYD)	BlackRock MuniYield Quality Fund, Inc. (MQY)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$85,100,724	$48,198,701	$31,602,468
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
(Increase) decrease in interest receivable	(1,113,605)	71,187	142,138
Decrease in cash pledged for financial futures contracts	—	79,000	54,000
Decrease in prepaid expenses	26,053	11,625	3,021
Increase in variation margin receivable	(58,313)	(20,156)	(13,125)
Increase in investment advisory fees payable	32,481	18,125	21,044
Increase in interest expense and fees payable	31,901	13,691	564
Decrease in other accrued expenses payable	(146,745)	(327,599)	(46,742)
Decrease in variation margin payable	(76,000)	(34,375)	(22,500)
Increase (decrease) in Officer’s and Directors’ fees payable	55,020	38,692	(4,109)
Net realized and unrealized gain on investments	(43,336,015)	(21,108,389)	(14,128,742)
Amortization of premium and accretion of discount on investments	108,763	(1,266,664)	(960,046)
Amortization of deferred offering costs	118,611	52,928	43,548
Proceeds from sales of long-term investments	193,611,960	116,348,058	74,492,411
Purchases of long-term investments	(219,094,935)	(146,679,392)	(95,213,870)
Net proceeds from sales of short-term securities	1,787,410	12,784,018	8,298,322

Cash provided by operating activities	17,047,310	8,179,450	4,268,382

Cash Used for Financing Activities
Cash receipts from TOB trust certificates	45,554,587	27,313,570	27,923,131
Cash payments for TOB trust certificates	(16,019,436)	(8,038,330)	(14,487,241)
Cash dividends paid to Common Shareholders	(42,792,042)	(27,454,690)	(17,704,272)

Cash used for financing activities	(13,256,891)	(8,179,450)	(4,268,382)

Cash
Net increase in cash	3,790,419	—	—
Cash at beginning of year	—	—	—

Cash at end of year	$3,790,419	—	—

Cash Flow Information
Cash paid during the year for interest and fees	$2,380,311	$1,441,859	$1,891,777

Non-cash Financing Activities
Capital shares issued in reinvestment of dividends paid to Common Shareholders	$4,409,201	$1,917,950	$1,075,952

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	37

Financial Highlights	BlackRock MuniYield Fund, Inc. (MYD)

	Year Ended April 30,								Period November 1, 2008 to April 30, 2009		Year Ended October 31, 2008
	2013		2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$15.19		$13.05		$13.87		$11.53		$10.70		$14.36

Net investment income[1]	0.95		0.99		1.04		1.04		0.49		1.03
Net realized and unrealized gain (loss)	0.89		2.15		(0.85)		2.17		0.77		(3.62)
Dividends to AMPS shareholders from net investment income	—		(0.01)		(0.03)		(0.03)		(0.04)		(0.27)

Net increase (decrease) from investment operations	1.84		3.13		0.16		3.18		1.22		(2.86)

Dividends to Common Shareholders from net investment income[2]	(1.02)		(0.99)		(0.98)		(0.84)		(0.39)		(0.80)

Net asset value, end of period	$16.01		$15.19		$13.05		$13.87		$11.53		$10.70

Market price, end of period	$16.24		$15.49		$13.17		$13.70		$11.45		$9.66

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	12.32%		24.76%		1.07%		28.44%		11.76%	[4]	(20.69)%

Based on market price	11.73%		26.06%		3.27%		27.75%		22.93%	[4]	(25.06)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.52%		1.53%	[5]	1.15%	[5]	1.14%	[5]	1.25%	[5,6]	1.38%	[5]

Total expenses after fees waived	1.52%		1.53%	[5]	1.15%	[5]	1.14%	[5]	1.24%	[5,6]	1.38%	[5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	1.17%	[8]	1.20%	[5,8]	0.99%	[5]	1.01%	[5]	1.09%	[5,6]	1.06%	[5]

Net investment income	6.02%		6.95%	[5]	7.64%	[5]	8.08%	[5]	9.20%	[5,6]	7.65%	[5]

Dividends to AMPS shareholders	—		0.04%		0.23%		0.27%		0.74%	[6]	1.99%

Net investment income to Common Shareholders	6.02%		6.91%		7.41%		7.81%		8.46%	[6]	5.66%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$745,575		$703,290		$598,976		$630,608		$523,590		$484,945

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—		—		$251,450		$251,450		$271,500		$271,500

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$251,400		$251,400		—		—		—		—

Portfolio turnover	16%		19%		16%		35%		7%		20%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—		—		$84,556		$87,701		$73,217		$69,695

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$396,569		$379,749		—		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Do not reflect the effect of dividends to AMPS shareholders.

[6]	Annualized.

[7]	Interest expense, fees and amortization of offering costs related to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[8]	For the years ended April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.90% and 0.92%, respectively.

See Notes to Financial Statements.

38	ANNUAL REPORT	APRIL 30, 2013

Financial Highlights	BlackRock MuniYield Quality Fund, Inc. (MQY)

	Year Ended April 30,							Period November 1, 2008 to April 30, 2009		Year Ended October 31, 2008
	2013	2012		2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$16.22	$13.72		$14.63		$13.27		$11.68		$14.88

Net investment income[1]	0.93	0.95		0.99		0.99		0.46		0.97
Net realized and unrealized gain (loss)	0.64	2.49		(0.94)		1.23		1.51		(3.12)
Dividends and distributions to AMPS shareholders from:
Net investment income	—	(0.01)		(0.04)		(0.04)		(0.04)		(0.27)
Net realized gain	—	—		—		—		—		(0.03)

Net increase (decrease) from investment operations	1.57	3.43		0.01		2.18		1.93		(2.45)

Dividends and distributions to Common Shareholders from:[2]
Net investment income	(0.96)	(0.93)		(0.92)		(0.82)		(0.34)		(0.68)
Net realized gain	—	—		—		—		—		(0.07)

Total dividends and distributions to Common Shareholders	(0.96)	(0.93)		(0.92)		(0.82)		(0.34)		(0.75)

Net asset value, end of period	$16.83	$16.22		$13.72		$14.63		$13.27		$11.68

Market price, end of period	$16.94	$16.05		$13.15		$14.48		$12.32		$10.90

Total Investment Return Applicable to Common Shareholders[3]
Based on net asset value	9.86%	25.78%		0.10%		17.12%		17.07%	[4]	(16.79)%

Based on market price	11.75%	29.85%		(3.06)%		24.86%		16.47%	[4]	(12.47)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.53%	1.46%	[5]	1.21%	[5]	1.20%	[5]	1.43%	[5,6]	1.76% [5]

Total expenses after fees waived and paid indirectly	1.53%	1.46%	[5]	1.21%	[5]	1.20%	[5]	1.42%	[5,6]	1.75% [5]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees and amortization of offering costs[7]	1.23% [8]	1.19%	[5,8]	1.02%	[5]	1.02%	[5]	1.13%	[5,6]	1.10% [5]

Net investment income	5.57%	6.29%	[5]	6.97%	[5]	6.98%	[5]	7.58%	[5,6]	6.89% [5]

Dividends to AMPS shareholders	—	0.08%		0.25%		0.28%		0.69%	[6]	1.92%

Net investment income to Common Shareholders	5.57%	6.21%		6.72%		6.70%		6.89%	[6]	4.97%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$515,995	$495,260		$418,346		$445,160		$403,796		$355,459

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	—		$176,625		$176,625		$192,000		$192,000

VRDP Shares outstanding at $100,000 liquidation value, end of period (000)	$176,600	$176,600		—		—		—		—

Portfolio turnover	15%	25%		12%		19%		13%		20%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	—		$84,217		$88,013		$77,582		$71,318

Asset coverage per VRDP Shares at $100,000 liquidation value, end of period	$392,183	$380,442		—		—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return

[5]	Do not reflect the effect of dividends to AMPS shareholders.

[6]	Annualized.

[7]	Interest expense, fees and amortization of offering costs relate to TOBs and/or VRDP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VRDP Shares, respectively.

[8]	For the years ended April 30, 2013 and April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.90% and 0.95%, respectively.

See Notes to Financial Statements.

ANNUAL REPORT	APRIL 30, 2013	39

Financial Highlights	BlackRock MuniYield Quality Fund II, Inc. (MQT)

	Year Ended April 30,						Period November 1, 2008 to April 30, 2009		Year Ended October 31, 2008
	2013	2012		2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$14.11	$11.85		$12.71	$11.55		$10.17		$13.17

Net investment income[1]	0.82	0.85		0.86	0.88		0.41		0.86
Net realized and unrealized gain (loss)	0.58	2.24		(0.89)	1.04		1.31		(3.00)
Dividends and distributions to AMPS shareholders from:
Net investment income	—	(0.01)		(0.02)	(0.03)		(0.04)		(0.26)
Net realized gain	—	(0.00)[2]		—	—		—		—

Net increase (decrease) from investment operations	1.40	3.08		(0.05)	1.89		1.68		(2.40)

Dividends to Common Shareholders from net investment Income[3]	(0.83)	(0.82)		(0.81)	(0.73)		(0.30)		(0.60)

Net asset value, end of period	$14.68	$14.11		$11.85	$12.71		$11.55		$10.17

Market price, end of period	$14.41	$13.93		$11.59	$12.52		$10.16		$8.75

Total Investment Return Applicable to Common Shareholders[4]
Based on net asset value	10.17%	26.85%		(0.36)%	17.15%		17.27%	[5]	(18.42)%

Based on market price	9.55%	28.04%		(1.07)%	31.18%		19.90%	[5]	(20.31)%

Ratios to Average Net Assets Applicable to Common Shareholders
Total expenses	1.49%	1.31%	[6]	1.21% [6]	1.21%	[6]	1.52%	[6,7]	1.80% [6]

Total expenses after fees waived	1.49%	1.31%	[6]	1.20% [6]	1.21%	[6]	1.52%	[6,7]	1.79% [6]

Total expenses after fees waived and paid indirectly and excluding interest expense, fees, and amortization of offering cost[8]	0.90%	0.99%	[6,9]	1.03% [6]	1.04%	[6]	1.18%	[6,7]	1.12% [6]

Net investment income	5.62%	6.46%	[6]	7.00% [6]	7.13%	[6]	7.86%	[6,7]	6.96% [6]

Dividends to AMPS shareholders	—	0.08%		0.20%	0.23%		0.68%	[7]	2.08%

Net investment income to Common Shareholders	5.62%	6.38%		6.80%	6.90%		7.18%	[7]	4.88%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$331,171	$317,278		$265,918	$284,395		$258,263		$227,551

AMPS outstanding at $25,000 liquidation preference, end of period (000)	—	—		$116,575	$116,575		$128,250		$128,250

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$116,500	$116,500		—	—		—		—

Portfolio turnover	15%	20%		10%	25%		9%		17%

Asset coverage per AMPS at $25,000 liquidation preference, end of period	—	—		$82,031	$85,994		$75,349		$69,420

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$384,267	$372,342		—	—		—		—

[1]	Based on average Common Shares outstanding.

[2]	Amount is greater than $(0.01) per share.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Total investment returns based on market price, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Do not reflect the effect of dividends to AMPS shareholders.

[7]	Annualized.

[8]	Interest expense and fees relate to TOBs and VMTP Shares. See Note 1 and Note 7 of the Notes to Financial Statements for details of municipal bonds transferred to TOBs and VMTP Shares, respectively.

[9]	For the year ended April 30, 2012, the total expense ratio after fees waived and paid indirectly and excluding interest expense, fees, amortization of offering costs, liquidity and remarketing fees was 0.95%.

See Notes to Financial Statements.

40	ANNUAL REPORT	APRIL 30, 2013

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

BlackRock MuniYield Fund, Inc. (“MYD”), BlackRock MuniYield Quality Fund, Inc. (“MQY”) and BlackRock MuniYield Quality Fund II, Inc. (“MQT”) (each, a “Fund”, and collectively, the “Funds”) are registered under the 1940 Act, as non-diversified, closed-end management investment companies. The Funds are organized as Maryland corporations. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates. The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board of Directors” or the “Board”, and the directors, thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the NAVs of their Common Shares on a daily basis.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Funds for all financial instruments.

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at NAV each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principals of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Funds’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Zero-Coupon Bonds: The Funds may invest in zero-coupon bonds, which are normally issued at a significant discount from face value and do not provide for periodic interest payments. Zero-coupon bonds may experience greater volatility in market value than similar maturity debt obligations, which provide for regular interest payments.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When

ANNUAL REPORT	APRIL 30, 2013	41

Notes to Financial Statements (continued)

purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

Municipal Bonds Transferred to TOBs: The Funds leverage their assets through the use of TOBs. A TOB is a special purpose entity established by a third party sponsor, into which a fund, or an agent on behalf of the funds, transfers municipal bonds into a trust (“TOB Trust”). Other funds managed by the investment advisor may also contribute municipal bonds to a TOB into which a Fund has contributed bonds. A TOB typically issues two classes of beneficial interests: short-term floating rate certificates (“TOB Trust Certificates”), which are sold to third party investors, and residual certificates (“TOB Residuals”), which are generally issued to the participating funds that contributed the municipal bonds to the TOB Trust. If multiple funds participate in the same TOB, the rights and obligations under the TOB Residual will be shared among the funds ratably in proportion to their participation.

The TOB Residuals held by a Fund include the right of a Fund (1) to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates at par plus accrued interest upon the occurrence of certain mandatory tender events defined in the TOB agreements, and (2) to transfer, subject to a specified number of days’ prior notice, a corresponding share of the municipal bonds from the TOB to a Fund. The TOB may also be collapsed without the consent of a Fund, as the TOB Residual holder, upon the occurrence of certain termination events as defined in the TOB agreements. Such termination events may include the bankruptcy or default of the municipal bond, a substantial downgrade in credit quality of the municipal bond, the inability of the TOB to obtain renewal of the liquidity support agreement, a substantial decline in market value of the municipal bond and a judgment or ruling that interest on the municipal bond is subject to federal income taxation. Upon the occurrence of a Termination Event, the TOB would generally be liquidated in full with the proceeds typically applied first to any accrued fees owed to the trustee, remarketing agent and liquidity provider, and then to the holders of the TOB Trust Certificates up to par plus accrued interest owed on the TOB Trust Certificates, with the balance paid out to the TOB Residual holder. During the year ended April 30, 2013, no TOBs in which the Funds participated were terminated without the consent of the Funds.

The cash received by the TOB from the sale of TOB Trust certificates, less transaction expenses, is paid to a Fund. The Funds typically invest the cash received in additional municipal bonds. Each Fund’s transfer of the municipal bonds to a TOB Trust is accounted for as a secured borrowing; therefore, the municipal bonds deposited into a TOB are presented in the Funds’ Schedules of Investments and TOB Trust Certificates issued are shown in other liabilities in the Statements of Assets and Liabilities. The carrying amount of the Fund’s payable to the holder of the TOB Trust Certificates, as reported in Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

The Funds may invest in TOBs on either a non-recourse or recourse basis. TOB Trusts are typically supported by a liquidity facility provided by a bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment from the Liquidity Provider of par plus accrued interest on any business day prior to the occurrence of the termination events described above. When a Fund invests in TOBS on a non-recourse basis, and the Liquidity Provider is required to make a payment under the liquidity facility due to a termination event, the Liquidity Provider will typically liquidate all or a portion of the municipal securities held in the TOB Trust and then fund, on a net basis, the balance, if any, of the amount owed under the liquidity facility over the liquidation proceeds (the “Liquidation Shortfall”). If a Fund invests in a TOB on a recourse basis, the Funds will typically enter into a reimbursement agreement with the Liquidity Provider where the Funds is required to repay the Liquidity Provider the amount of any Liquidation Shortfall. As a result, a Fund investing in a recourse TOB will bear the risk of loss with respect to any Liquidation Shortfall. If multiple Funds participate in any such TOB, these losses will be shared ratably in proportion to their participation. The recourse TOB Trusts, if any, are identified in the Schedules of Investments.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by the Funds on an accrual basis. Interest expense incurred on the secured borrowing and other expenses related to remarketing, administration and trustee services to a TOB are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. The TOB Trust Certificates have interest rates that generally reset weekly and their holders have the option to tender such certificates to the TOB for redemption at par at each reset date. At April 30, 2013, the aggregate value of the underlying municipal bonds transferred to TOBs, the related liability for TOB Trust Certificates and the range of interest rates on the liability for TOB Trust Certificates were as follows:

	Underlying Municipal Bonds Transferred to TOBs	Liability for TOB Trust Certificates	Range of Interest Rates
MYD	$391,360,935	$207,943,377	0.18% – 0.47%
MQY	$272,279,923	$129,430,668	0.18% – 0.50%
MQT	$169,301,326	$82,256,561	0.18% – 0.50%

42	ANNUAL REPORT	APRIL 30, 2013

Notes to Financial Statements (continued)

For the year ended April 30, 2013, the Funds’ average TOB Trust Certificates outstanding and the daily weighted average interest rate, including fees, were as follows:

	Average TOB Trust Certificates Outstanding	Daily Weighted Average Interest Rate
MYD	$201,414,468	0.73%
MQY	$120,847,400	0.73%
MQT	$73,705,857	0.71%

Should short-term interest rates rise, the Funds’ investments in TOBs may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that each Fund either deliver collateral or segregate assets in connection with certain investments (e.g., TOBs, and financial futures contracts), each Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Dividends and distributions to Preferred Shareholders are accrued and determined as described in Note 7.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ US federal tax returns remains open for each of the four years ended April 30, 2013. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting or similar agreements, which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the independent Directors (“Independent Directors”) may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain other BlackRock Closed-End Funds selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain other BlackRock Closed-End Funds.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund. Deferred compensation liabilities are included in officer’s and directors’ fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with the custodians whereby fees may be reduced by credits earned on uninvested cash balances, which, if

ANNUAL REPORT	APRIL 30, 2013	43

Notes to Financial Statements (continued)

applicable, are shown as fees paid indirectly in the Statements of Operations. The custodians impose fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as interest rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: The Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as cash pledged for financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Trust. For OTC options purchased, each Trust bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Trust should the counterparty fail to perform under the contracts. Options written by the Trusts do not typically give rise to counterparty credit risk, as options written generally obligate the Trusts, and not, the counterparty to perform. With exchange traded futures, there is minimal counterparty credit risk to the Trusts since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded futures with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, US bankruptcy laws will typically allocate that shortfall on a pro rata basis across all the broker’s customers, potentially resulting in losses to the Trusts.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearinghouse for exchange traded and centrally cleared derivatives (financial futures contracts). Brokers can ask for margining in excess of the minimum in certain circumstances. To the extent amounts due to the Trusts from their counterparties are not fully collateralized, contractually or otherwise, the Trusts bear the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. Each Trust attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

44	ANNUAL REPORT	APRIL 30, 2013

Notes to Financial Statements (continued)

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of April 30, 2013
		Liability Derivatives
		MYD	MQY	MQT
	Statements of Assets and Liabilities Location	Value
Interest rate contracts:
Financial futures contracts	Net unrealized depreciation[1]	$(1,256,909)	$(310,672)	$(200,496)
[1]	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended April 30, 2013
	Net Realized Loss from
	MYD	MQY	MQT
Interest rate contracts:
Financial futures contracts	$(2,463,885)	$(1,562,864)	$(1,012,253)
Net Change in Unrealized Appreciation/Depreciation on
	MYD	MQY	MQT
Interest rate contracts:
Financial futures contracts	$(253,941)	$127,194	$83,518

For the year ended April 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	MYD	MQY	MQT
Financial futures contracts:
Average number of contracts sold	156	54	35
Average notional value of contracts sold	$20,737,383	$7,168,066	$4,667,578

3. Investment Advisory Agreement and Other Transactions     with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock, Inc. (“BlackRock”).

Each Fund entered into an Investment Advisory Agreement with Black- Rock Advisors, LLC (the “Manager”), the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. For such services, each Fund pays the Manager a monthly fee at an annual rate of 0.50% of each Fund’s average daily net assets. Average daily net assets are the average daily value of each Fund’s total assets minus the sum of its accrued liabilities.

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with each Fund’s investment in other affiliated investment companies, if any.

ANNUAL REPORT	APRIL 30, 2013	45

Notes to Financial Statements (continued)

These amounts are included in fees waived by Manager in the Statements of Operations. For the year ended April 30, 2013, the amounts waived were as follows:

MYD	$7,763
MQY	$4,337
MQT	$2,711

The Manager entered into a sub-advisory agreement with BlackRock Investment Management LLC (“BIM”), an affiliate of the Manager. The Manager pays BIM for services it provides, a monthly fee that is a percentage of the investment advisory fees paid by each Fund to the Manager.

Certain officers and/or Directors of the Funds are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in officer and directors in the Statements of Operations

4. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended April 30, 2013, were as follows:

	Purchases	Sales
MYD	$210,792,318	$183,638,899
MQY	$146,593,988	$117,827,779
MQT	$94,263,080	$74,980,926

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30, 2013 attributable to amortization methods on fixed income securities, expenses characterized as distributions, non-deductible expenses and the sale of bonds received from tender option bond trusts were reclassified to the following accounts:

	MYD	MQY	MQT
Paid-in capital	$(653,764)	$(96,878)	$(86,722)
Undistributed net investment income	$650,701	$306,300	$120,329
Accumulated net realized loss	$3,063	$(209,422)	$(33,607)

The tax character of distributions paid during the fiscal years ended April 30, 2013 and April 30, 2012 was as follows:

		MYD	MQY	MQT
Tax-exempt income[1]	4/30/13	$47,468,124	$29,903,106	$20,128,731
	4/30/12	47,180,170	29,225,757	19,152,310
Ordinary income[2]	4/30/13	701,541	12,259	—
	4/30/12	49,977	43,538	53,908

Total	4/30/13	$48,169,665	$29,915,365	$20,128,731

	4/30/12	$47,230,147	$29,269,295	$19,206,218

[1]	The Funds designate these amounts paid during the fiscal year ended April 30, 2013, as exempt-interest dividends.

[2]	Ordinary income consists primarily of taxable income recognized from market discount. Additionally, all ordinary income distributions are comprised of interest related dividends for non-US residents and are eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

As of April 30, 2013, the tax components of accumulated net earnings were as follows:

	MYD	MQY	MQT
Undistributed tax-exempt income	$10,098,530	$7,788,671	$5,350,362
Undistributed ordinary income	77,268	—	—
Undistributed long-term capital gains	—	503,631	—
Capital loss carryforwards	(20,567,405)	—	(4,465,535)
Net unrealized gains[3]	117,172,910	77,997,559	46,662,747

Total	$106,781,303	$86,289,861	$47,547,574

[3]	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the accrual of income on securities in default, the realization for tax purposes of unrealized losses on certain futures contracts, the deferral of compensation to directors and the treatment of residual interests in tender option bond trusts.

As of April 30, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	MYD	MQT
2016	$11,743,926	—
2017	4,065,755	$2,624,082
2018	1,196,450	66,689
2019	479,687	1,774,764
No expiration date[4]	3,081,587	—

Total	$20,567,405	$4,465,535

[4]	Must be utilized prior to losses subject to expiration.

During the year ended April 30, 2013, the Funds utilized the following amounts of their respective capital loss carryforward:

MYD	$365,984
MQY	$1,324,827
MQT	$2,190,559

46	ANNUAL REPORT	APRIL 30, 2013

Notes to Financial Statements (continued)

As of April 30, 2013, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

	MYD	MQY	MQT
Tax cost	$873,083,252	$608,412,560	$397,141,209

Gross unrealized appreciation	$124,679,332	$80,273,401	$49,421,500
Gross unrealized depreciation	(6,963,370)	(2,130,912)	(2,758,752)

Net unrealized appreciation (depreciation)	$117,715,962	$78,142,489	$46,662,748

6. Concentration, Market and Credit Risk:

Each Fund invest a substantial amount of their assets in issuers located in a single state or limited number of states. Please see the Schedules of Investments for concentrations in specific states.

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

As of April 30, 2013, MYD invested a significant portion of its assets in securities in the health sector. MQY and MQT each invested a significant portion of their assets in the county/city/special district/school district sector. The Funds also invested a significant portion of its assets in the transportation sector. Changes in economic conditions affecting the health, county/city/special district/school district and transportation sectors would have a greater impact on the Funds and could affect the value, income and/or liquidity of positions in such securities.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a fund.

7. Capital Share Transactions:

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares is $0.10. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without approval of Common Shareholders.

Common Shares

For the years shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended April 30,
	2013	2012
MYD	278,043	398,249
MQY	114,097	52,421
MQT	73,441	47,020

Preferred Shares

Each Fund’s Preferred Shares rank prior to the Fund’s Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on the Fund’s Common Shares or the repurchase of the Fund’s Common Shares if the Fund fails to maintain the asset coverage of at least 200% of the liquidation preference of the outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instrument, the Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with the Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares governing instrument or comply with the basic maintenance amount requirement of the rating agencies then rating the Preferred Shares.

The holders of Preferred Shares have voting rights equal to the holders of Common Shares (one vote per share) and will vote together with holders of Common Shares (one vote per share) as a single class. However, the holders of Preferred Shares, voting as a separate class, are also entitled to elect two Directors for each Fund. In addition, the 1940 Act requires that along with approval by shareholders that might otherwise be

ANNUAL REPORT	APRIL 30, 2013	47

Notes to Financial Statements (continued)

required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MYD and MQY (collectively, the “VRDP Funds”), have issued Series W-7 VRDP Shares, $100,000 liquidation value per share, in a privately negotiated offering. The VRDP Shares were offered to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and include a liquidity feature that allows the holders of VRDP Shares to have their shares purchased by the liquidity provider in the event of a failed remarketing. The VRDP Funds are required to redeem the VRDP Shares owned by the liquidity provider after six months of continuous, unsuccessful remarketing. Upon the occurrence of the first unsuccessful remarketing, the VRDP Funds are required to segregate liquid assets to fund the redemption. The VRDP Shares are subject to certain restrictions on transfer.

The VRDP Shares outstanding as of April 30, 2013 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Maturity Date
MYD	6/30/11	2,514	$251,400,000	7/01/41
MQY	9/15/11	1,766	$176,600,000	10/01/41

The VRDP Funds entered into a fee agreement with the liquidity provider that require a per annum liquidity fee to be paid to the liquidity provider. MYD’s fee agreement also required an initial commitment fee to be paid to the liquidity provider. These fees are shown as liquidity fees in the Statements of Operations.

The fee agreement between MYD and the liquidity provider is for a 364-day term and is scheduled to expire on June 25, 2014, unless renewed or terminated in advance. The fee agreement between MQY and the liquidity provider that was scheduled to expire on March 15, 2013 was terminated in advance on November 29, 2012. On November 29, 2012, MQY entered into a new fee agreement with an alternate liquidity provider. The new fee agreement is scheduled to expire on December 4, 2014, unless renewed or terminated in advance. In addition, the remarketing agreement between MQY and the remarketing agent terminated on November 21, 2012. On November 21, 2012, MQY entered into a remarketing agreement with a new remarketing agent. The change in liquidity provider resulted in a mandatory tender of MQY’s VRDP Shares on November 28, 2012, which were successfully remarketed by the remarketing agent.

In the event the fee agreement is not renewed or is terminated in advance, and the VRDP Funds do not enter into a fee agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the fee agreement. The VRDP Funds are required to redeem any VRDP Shares purchased by the liquidity provider six months after the purchase date. Immediately after the purchase of any VRDP Shares by the liquidity provider, the VRDP Funds are required to begin to segregate liquid assets with the VRDP Fund’s custodian to fund the redemption. There is no assurance the VRDP Funds will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Each VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, each VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, VRDP Funds are required to redeem certain of its outstanding VRDP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may be redeemed, in whole or in part, at any time at the option of VRDP Funds. The redemption price per VRDP Share is equal to the liquidation value per share plus any outstanding unpaid dividends.

Dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed. At the date of issuance, the VRDP Shares were assigned a long-term rating of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of April 30, 2013, the VRDP Shares were assigned a long term rating of Aa1 from Moody’s under its new rating methodology. The VRDP Shares continue to be assigned a long-term rating of AAA from Fitch.

The short-term ratings on the VRDP Shares are directly related to the short-term ratings of the liquidity provider for such VRDP Shares. Changes in the credit quality of the liquidity provider could cause a change in the short-term credit ratings of the VRDP Shares as rated by Moody’s, Fitch and/or S&P. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly related based upon either short-term rating. As of April 30, 2013, the short-term ratings of MQY’s liquidity provider and the VRDP Shares were P-1, F1 and A1 as rated by Moody’s, Fitch and/or S&P, respectively, which is within the two highest rating categories and the short-term ratings of MYD’s liquidity provider and the VRDP Shares were P-2, F1 and A1 as rated by Moody’s, Fitch and/or S&P,

48	ANNUAL REPORT	APRIL 30, 2013

Notes to Financial Statements (continued)

respectively, which is within the two highest rating categories. The liquidity provider may be terminated prior to the scheduled termination date if the liquidity provider fails to maintain short-term debt ratings in one of the two highest rating categories.

For financial reporting purposes, the VRDP Shares are considered debt of the issuer; therefore, the liquidation value which approximates fair value of the VRDP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP Shares are generally classified as tax-exempt income for tax-reporting purposes.

The VRDP Funds may incur remarketing fees of 0.10% on the aggregate principal amount of all the VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. All of MYD and MQY’s VRDP Shares that were tendered for remarketing during the year ended April 30, 2013 were successfully remarketed.

The annualized dividend rates for the VRDP Shares for the year ended April 30, 2013 were as follows:

Rate
MYD	0.38%
MQY	0.30%

VRDP Shares issued and outstanding remained constant for the year ended April 30, 2013.

VMTP Shares

MQT has issued Series W-7 VMTP Shares, $100,000 liquidation value per share, in a privately negotiated offering and sale of VMTP Shares exempt from registration under the Securities Act.

The VMTP Shares outstanding as of April 30, 2013 were as follows:

	Issue Date	Shares Issued	Aggregate Principal	Term Date
MQT	12/16/11	1,165	$116,500,000	1/02/15

MQT is required to redeem its VMTP Shares on the term date, unless earlier redeemed or repurchased or unless extended. There is no assurance that the term of MQT’s VMTP Shares will be extended or that MQT’s VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to term date, MQT is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, MQT is required to redeem certain of its outstanding VMTP Shares if it fails to maintain certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, MQT’s VMTP Shares may be redeemed, in whole or in part, at any time at the option of MQT. The redemption price per VMTP Share is equal to the liquidation value per share plus any outstanding unpaid dividends and applicable redemption premium. If MQT redeems the VMTP Shares on a date that is one year or more prior to the term date and the VMTP Shares are rated above A1/A+ by Moody’s and Fitch, respectively, then such redemption is subject to a prescribed redemption premium (up to 103% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining to the term date, subject to certain exceptions for redemptions that are required to maintain minimum asset coverage requirements. The VMTP Shares are subject to certain restrictions on transfer, and MQT may also be required to register the VMTP Shares for sale under the Securities Act under certain circumstances. In addition, amendments to the VMTP governing document generally require the consent of the holders of VMTP Shares.

Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association Municipal Swap Index (SIFMA). The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by Moody’s and Fitch. At the date of issuance, the VMTP Shares were assigned long-term ratings of Aaa from Moody’s and AAA from Fitch. In May 2012, Moody’s completed a review of its methodology for rating securities issued by registered closed-end funds. As of April 30, 2013, the VMTP Shares were assigned a long-term rating of Aa1 from Moody’s under its new rating methodology. The VMTP Shares continue to be assigned a long-term rating of AAA from Fitch. The dividend rate on the VMTP Shares is subject to a step-up spread if the Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and maintaining certain asset coverage and leverage requirements.

The average annualized dividend rates for the VMTP Shares for the year ended April 30, 2013 were as follows:

Rate
MQT	1.16%

For financial reporting purposes, the VMTP Shares are considered debt of the issuer; therefore, the liquidation value, which approximates fair value, of the VMTP Shares is recorded as a liability in the Statements of Assets and Liabilities. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes.

ANNUAL REPORT	APRIL 30, 2013	49

Notes to Financial Statements (concluded)

VMTP Shares issued and outstanding remained constant for the year ended April 30, 2013.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP Shares and/or VMTP Shares. For VRDP Shares, these costs were recorded as a deferred charge and will be amortized over the 30-year life of the VRDP Shares with the exception of upfront fees paid to the liquidity provider, which were amortized over the life of the liquidity agreement. For VMTP Shares, these costs were recorded as a deferred charge and will be amortized over the 3-year life of the VMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statement of Operations.

AMPS

The AMPS were redeemable at the option of each Fund, in whole or in part, on any dividend payment date at their liquidation preference per share plus any accumulated and unpaid dividends whether or not declared. The AMPS were also subject to mandatory redemption at their liquidation preference plus any accumulated and unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of a Fund, as set forth in each Fund’s Articles of Supplementary (the “Governing Instrument”) were not satisfied.

From February 13, 2008 to the redemption dates listed below, the AMPS of the Funds failed to clear any of their auctions. As a result, the AMPS dividend rates were reset to the maximum applicable rate, which ranged from 0.11% to 1.47% for the year ended April 30, 2012. A failed auction was not an event of default for the Funds, but it had negative impact on the liquidity of AMPS. A failed auction occurs when there are more sellers of a fund’s AMPS than buyers.

The Funds paid commissions of 0.15% on the aggregate principal amount of all shares that fail to clear their auctions and 0.25% on the aggregate principal amount of all shares that successfully clear their auctions. Certain broker dealers have individually agreed to reduce commissions for failed auctions. The commissions paid to these broker dealers were included in remarketing fees on Preferred Shares in the Statements of Operations.

During the year ended April 30, 2012, MYD, MQY and MQT announced the following redemptions of AMPS at a price of $25,000 per share plus any accrued and unpaid dividends through the redemption date:

	Series	Redemption Date	Shares Redeemed	Aggregate Principal
MYD	A	7/27/11	1,320	$33,000,000
	B	7/20/11	1,320	$33,000,000
	C	7/13/11	1,320	$33,000,000
	D	7/13/11	1,320	$33,000,000
	E	7/13/11	2,052	$51,300,000
	F	7/21/11	1,260	$31,500,000
	G	7/18/11	1,466	$36,650,000
MQY	A	10/25/11	1,413	$35,325,000
	B	10/11/11	1,413	$35,325,000
	C	10/07/11	1,413	$35,325,000
	D	10/07/11	1,413	$35,325,000
	E	10/03/11	1,413	$35,325,000
MQT	A	1/17/12	1,457	$36,425,000
	B	1/23/12	1,457	$36,425,000
	C	1/09/12	1,457	$36,425,000
	D	1/10/12	292	$7,300,000

The Funds financed the AMPS redemptions with the proceeds received from the issuance of VRDP Shares or VMTP Shares as follows:

MYD	$251,400,000
MQY	$176,600,000
MQT	$116,500,000

8. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds paid a net investment income dividend in the following amounts per share on June 3, 2013 to Common Shareholders of record on May 15, 2013 as follows:

Common Dividend Per Share
MYD	$0.0835
MQY	$0.0800
MQT	$0.0695

Additionally, the Funds declared a net investment income dividend on June 3, 2013 payable to Common Shareholders of record on June 14, 2013 as follows:

Common Dividend Per Share
MYD	$0.0835
MQY	$0.0800
MQT	$0.0705

The dividends declared on VRDP Shares for the period May 1, 2013 to May 31, 2013 were as follows:

	Series	VRDP Dividends Declared
MYD	W-7	$88,644
MQY	W-7	$43,061

50	ANNUAL REPORT	APRIL 30, 2013

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc. (collectively, the “Funds”), as of April 30, 2013, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc. as of April 30, 2013, the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

June 24, 2013

ANNUAL REPORT	APRIL 30, 2013	51

Automatic Dividend Reinvestment Plan

Pursuant to each Fund’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After MYD, MQY and MQT declare a dividend or determine to make a capital gain distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value per share (“NAV”) is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan. However, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MQY that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MYD and MQT that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at http://www.computershare.com/blackrock, or in writing to Computershare, P.O. Box 43078, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at 250 Royall Street, Canton, MA 02021.

52	ANNUAL REPORT	APRIL 30, 2013

Officers and Directors

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1]
Richard E. Cavanagh 55 East 52nd Street New York, NY 10055 1946	Chairman of the Board and Director	Since 2007	Trustee, Aircraft Finance Trust from 1999 to 2009; Director, The Guardian Life Insurance Company of America since 1998; Director, Arch Chemical (chemical and allied products) from 1999 to 2011; Trustee, Educational Testing Service from 1997 to 2009 and Chairman thereof from 2005 to 2009; Senior Advisor, The Fremont Group since 2008 and Director thereof since 1996; Faculty Member/Adjunct Lecturer, Harvard University since 2007; President and Chief Execu- tive Officer, The Conference Board, Inc. (global business research organization) from 1995 to 2007.	94 RICs consisting of 90 Portfolios	None
Karen P. Robards 55 East 52nd Street New York, NY 10055 1950	Vice Chairperson of the Board, Chairperson of the Audit Committee and Director	Since 2007	Partner of Robards & Company, LLC (financial advisory firm) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not-for-profit organization) since 1987; Director of Care Investment Trust, Inc. (health care real estate investment trust) from 2007 to 2010; Investment Banker at Morgan Stanley from 1976 to 1987.	94 RICs consisting of 90 Portfolios	AtriCure, Inc. (medical devices); Greenhill & Co., Inc.
Michael J. Castellano 55 East 52nd Street New York, NY 10055 1946	Director and Member of the Audit Committee	Since 2011	Chief Financial Officer of Lazard Group LLC from 2001 to 2011; Chief Financial Officer of Lazard Ltd from 2004 to 2011; Director, Support Our Aging Religious (non-profit) since 2009; Director, National Advisory Board of Church Management at Villanova University since 2010; Trustee, Domestic Church Media Foundation since 2012.	94 RICs consisting of 90 Portfolios	None
Frank J. Fabozzi 55 East 52nd Street New York, NY 10055 1948	Director and Member of the Audit Committee	Since 2007	Editor of and Consultant for The Journal of Portfolio Management since 2006; Professor of Finance, EDHEC Business School since 2011; Professor in the Practice of Finance and Becton Fellow, Yale University School of Management from 2006 to 2011; Adjunct Professor of Finance and Becton Fellow, Yale University from 1994 to 2006.	94 RICs consisting of 90 Portfolios	None
Kathleen F. Feldstein 55 East 52nd Street New York, NY 10055 1941	Director	Since 2007	President of Economics Studies, Inc. (private economic consulting firm) since 1987; Chair, Board of Trustees, McLean Hospital from 2000 to 2008 and Trustee Emeritus thereof since 2008; Member of the Board of Partners Community Healthcare, Inc. from 2005 to 2009; Member of the Corporation of Partners HealthCare since 1995; Trustee, Museum of Fine Arts, Boston since 1992; Member of the Visiting Committee to the Harvard University Art Museum since 2003; Director, Catholic Charities of Boston since 2009.	94 RICs consisting of 90 Portfolios	The McClatchy Company (publishing)
James T. Flynn 55 East 52nd Street New York, NY 10055 1939	Director and Member of the Audit Committee	Since 2007	Chief Financial Officer of JPMorgan & Co., Inc. from 1990 to 1995.	94 RICs consisting of 90 Portfolios	None
Jerrold B. Harris 55 East 52nd Street New York, NY 10055 1942	Director	Since 2007	Trustee, Ursinus College since 2000; Director, Troemner LLC (scientific equipment) since 2000; Director of Delta Waterfowl Foundation from 2010 to 2012; President and Chief Executive Officer, VWR Scientific Products Corporation from 1990 to 1999.	94 RICs consisting of 90 Portfolios	BlackRock Kelso Capital Corp. (business development company)
R. Glenn Hubbard 55 East 52nd Street New York, NY 10055 1958	Director	Since 2007	Dean, Columbia Business School since 2004; Faculty member, Columbia Business School since 1988.	94 RICs consisting of 90 Portfolios	ADP (data and information services); KKR Financial Corporation (finance); Metropolitan Life Insurance Company (insurance)

ANNUAL REPORT	APRIL 30, 2013	53

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served as a Director[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Directors[1] (concluded)
W. Carl Kester 55 East 52nd Street New York, NY 10055 1951	Director and Member of the Audit Committee	Since 2007	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	94 RICs consisting of 90 Portfolios	None

[1]   Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. In 2011, 2012, and 2013, the Board of Directors unanimously approved extending the mandatory retirement age for James T. Flynn and in 2013, the Board unanimously approved extending the mandatory retirement age for Kathleen F. Feldstein, in each case, by one additional year, which the Board believed would be in the best interest of shareholders. Mr. Flynn can serve until December 31 of the year in which he turns 75 and Ms. Feldstein can serve until December 31 of the year in which she turns 73. Mr. Flynn and Ms. Feldstein turn 75 and 73, respectively, in 2014.

[2]   Date shown is the earliest date a person has served for the Funds covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Directors as joining the Funds’ board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Richard E. Cavanagh, 1994; Frank J. Fabozzi, 1988; Kathleen F. Feldstein, 2005; James T. Flynn, 1996; Jerrold B. Harris, 1999; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

Interested Directors[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Director	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 282 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Director	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007; Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 282 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Funds based on his position with BlackRock and its affiliates as well as his ownership of BlackRock securities. Mr. Gabbay is an “interested person” of the Funds based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of two complexes of BlackRock registered open-end funds, the BlackRock Equity-Liquidity Complex and the BlackRock Equity-Bond Complex. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The maximum age limitation may be waived as to any Director by action of a majority of the Directors upon finding good cause thereof.

54	ANNUAL REPORT	APRIL 30, 2013

Officers and Directors (continued)

Name, Address and Year of Birth	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past Five Years
Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2011	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Anne Ackerley 55 East 52nd Street New York, NY 10055 1962	Vice President	Since 2007[2]	Managing Director of BlackRock since 2000; Chief Marketing Officer of BlackRock since 2012; President and Chief Executive Officer of the BlackRock-advised funds from 2009 to 2011; Vice President of the BlackRock-advised funds from 2007 to 2009; Chief Operating Officer of BlackRock’s Global Client Group from 2009 to 2012; Chief Operating Officer of BlackRock’s U.S. Retail Group from 2006 to 2009; Head of BlackRock’s Mutual Fund Group from 2000 to 2006.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Robert W. Crothers 55 East 52nd Street New York, NY 10055 1981	Vice President	Since 2012	Director of BlackRock since 2011; Vice President of BlackRock from 2008 to 2010; Associate of BlackRock from 2006 to 2007.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Janey Ann 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2010	Director of BlackRock since 2009; Vice President of BlackRock from 2008 to 2009; Assistant Secretary of the Funds from 2008 to 2012; Associate at Willkie Farr & Gallagher LLP from 2006 to 2008.
[1] Officers of the Funds serve at the pleasure of the Board.
[2] Ms. Ackerley was President and Chief Executive Officer from 2009 to 2011.

ANNUAL REPORT	APRIL 30, 2013	55

Officers and Directors (concluded)

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodians The Bank of New York Mellon[1] New York, NY 10286 State Street Bank and Trust Company[2] Boston, MA 02110	VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent The Bank of New York Mellon New York, NY 10289	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Legal Counsel Skadden, Arps, Slate, Meagher & Flom LLP New York, NY 10036

Sub-Advisor BlackRock Investment Management, LLC Princeton, NJ 08540	Transfer Agent Computershare Trust Company, N.A. Canton, MA 02021	VRDP Remarketing Agents Merrill Lynch, Pierce, Fenner & Smith Incorporated[3] New York, NY 10036 Barclays Capital Inc.[2] New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Boston, MA 02116	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

VRDP Liquidity Providers Bank of America, N.A.[3] New York, NY 10036 Barclays Bank PLC[2] New York, NY 10019

[1]	For MYD and MQT.
[2]	For MQY.
[3]	For MYD.

56	ANNUAL REPORT	APRIL 30, 2013

Additional Information

Regulation Regarding Derivatives

Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to registered investment companies to regulation by the CFTC if a fund invests more than a prescribed level of its net assets in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or if a fund markets itself as providing investment exposure to such instruments. To the extent a Fund uses CFTC-regulated futures, options and swaps, it intends to do so below such prescribed levels and will not market itself as a “commodity pool” or a vehicle for trading such instruments. Accordingly, BlackRock Advisors, LLC has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA. BlackRock Advisors, LLC is not, therefore, subject to registration or regulation as a “commodity pool operator” under the CEA in respect to each Fund.

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. Each Fund filed with the SEC the certification of its chief executive officer and chief financial officer required by section 302 of the Sarbanes-Oxley Act.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report.

ANNUAL REPORT	APRIL 30, 2013	57

Additional Information (continued)

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

During the period, there were no material changes in the Funds’ investment objectives or policies or to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders or in the principal risk factors associated with investment in the Funds. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolio.

Quarterly performance, semi-annual and annual reports and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Electronic copies of most financial reports are available on the Funds’ websites or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports by enrolling in the Funds’ electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisors, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these docu ments to be combined with those for other members of your household, please call (800) 882-0052.

58	ANNUAL REPORT	APRIL 30, 2013

Additional Information (concluded)

General Information (concluded)

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 882-0052.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 882-0052; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 882-0052 and (2) on the SEC’s website at http://www.sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of http://www.blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to periodically check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regul tions require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to prot ct the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

ANNUAL REPORT	APRIL 30, 2013	59

This report is transmitted to shareholders only. It is not a prospectus. Past performance results shown in this report should not be considered are presentation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of net asset value and market price of the Common Shares, and the risk that fluctuations in the short-term dividend rates of the Preferred Shares may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MYQII-4/13-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that
(i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

The registrant’s board of directors has determined that W. Carl Kester and Karen P. Robards qualify as financial experts pursuant to Item 3(c)(4) of Form N-CSR.

Prof. Kester has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Prof. Kester has been involved in providing valuation and other financial consulting services to corporate clients since 1978. Prof. Kester’s financial consulting services present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results.
Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 – Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Quality Fund II, Inc.	$36,663	$36,400	$0	$5,500	$13,100	$12,600	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g.,

unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Quality Fund II, Inc.	$13,100	$18,100

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of

Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants

(a) The following individuals are members of the registrant’s separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Michael Castellano
Frank J. Fabozzi
James T. Flynn
W. Carl Kester
Karen P. Robards

(b) Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – as of April 30, 2013.

	(a)(1)	The registrant is managed by a team of investment professionals comprised of Michael Kalinoski, Director at BlackRock, Theodore R. Jaeckel, Jr., CFA, Managing Director at BlackRock and Walter O’Connor, Managing Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and/or selection of its investments. Messrs. Kalinoski, Jaeckel and O’Connor have been members of the registrant’s portfolio management team since 2000, 2006 and 2006, respectively.

Portfolio Manager	Biography
Michael Kalinoski	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.
Theodore R. Jaeckel, Jr.	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2005 to 2006; Director of MLIM from 1997 to 2005.
Walter O’Connor	Managing Director of BlackRock since 2006; Managing Director of MLIM from 2003 to 2006; Director of MLIM from 1998 to 2003.

(a)(2)	As of April 30, 2013:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Kalinoski	11	0	0	0	0	0
	$6.48 Billion	$0	$0	$0	$0	$0
Theodore R. Jaeckel, Jr.	63	0	0	0	0	0
	$27.34 Billion	$0	$0	$0	$0	$0
Walter O’Connor	63	0	0	0	0	0
	$27.34 Billion	$0	$0	$0	$0	$0

(iv)	Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of the Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of April 30, 2013:

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation.

Generally, portfolio managers receive base compensation based on their position with BlackRock, Inc.

Discretionary Incentive Compensation.

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark
Theodore R. Jaeckel, Jr.	A combination of peer based fund classifications or subsets thereof (e.g., Lipper Intermediate Debt Funds classification, Lipper NJ Municipal Debt Funds classification, Lipper Closed-End General Bond Fund classification, subset of Lipper Closed-End High Quality/Insured Muni Debt Leveraged Fund classification, subset of Lipper Closed-End Other Single State High Quality/Insured Muni Fund classification).
Walter O’Connor	A combination of market-based indices (e.g., Barclays Capital Muni Bond Index, Standard & Poor’s Municipal Bond Index), certain customized indices and certain fund industry peer groups.
Michael Kalinoski	A combination of peer based fund classifications or subsets thereof (e.g., Lipper Closed-End General Bond Fund classification, a subset of Lipper Closed-End High Quality/Insured Muni Debt Leveraged Fund classification, a subset of Lipper Closed-End CPG Other Single State High Quality/Insured Muni Fund classification).

Distribution of Discretionary Incentive Compensation

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years. For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock. Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers. Paying a portion of discretionary incentive compensation in BlackRock stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance. Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. Messrs. Jaeckel and O’Connor have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products. Any portfolio manager who is either a managing director or director at BlackRock is eligible to participate in the deferred compensation program.

Other Compensation Benefits. In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($255,000 for 2013). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in

BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the Purchase Date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of April 30, 2013.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Michael Kalinoski	None
Theodore R. Jaeckel, Jr.	None
Walter O’Connor	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Quality Fund II, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund II, Inc.

Date: July 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund II, Inc.

Date: July 2, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Quality Fund II, Inc.

Date: July 2, 2013